Exhibit 10.4

TRADUCCIÓN PÚBLICA

[El documentoesun original queconsta de 52páginas.]

Buenos Aires, December 15, 2015

MOLINO CAÑUELAS S.A.C.I.F.I.A.

Kennedy N° 160, Cañuelas

Province of Buenos Aires

Argentine Republic

Re: Proposal for Transfer of Stock-in-Trade

Dear Sirs,

As President of MOLCA S.A. (hereinafter referred to as “MOLCA,” I would like to submit for the consideration of MOLINO CAÑUELAS S.A.C.I.F.IA. (hereinafter referred to as “MC” and jointly with MOLCA, the “Parties” and either of them, individually, as the “Party”) the following proposal (hereinafter referred to as the “Proposal”), containing the terms and conditions for the transfer of stock-in-trade consisting of the operation of the “Port Terminal and Multi-logistics Center” business in the property located at Ruta 9 Km 95.5, in the district of Zárate, in the Las Palmas area, called “Las Palmas Terminal” (hereinafter referred to as the “Port”).

Continuing our conversations, we would like to submit for your consideration this Proposal, which shall be effective for a term of 30 (thirty) calendar days as of the date of its receipt by MC (hereinafter referred to as the “Acceptance Term”).

If this Proposal is not duly accepted by MC within the Acceptance Term, it shall automatically cease to be effective and valid. Therefore, this Proposal shall only be deemed accepted if MC submits its acceptance to MOLCA by the delivery of a written letter within the Acceptance Term, in which case, this Proposal shall be governed by the terms and conditions indicated below.

Based on the above provisions, MOLCA wishes to submit for your consideration the following terms and conditions (hereinafter referred to as “Terms and Conditions of the Proposal,” which shall become effective and shall be deemed valid, binding, mandatory and for the benefit of both Parties if this Proposal is accepted by MC:FALTA LA FIRMA

TERMS AND CONDITIONS OF THE PROPOSAL

SECTION I

PURPOSE

Section 1.Transfer of Stock-in-Trade. Subject to the acceptance of this Proposal, MOLCA shall sell to MC and the latter shall accept and purchase the stock-in-trade composed of the assets indicated below for the operation of the “Porter Terminal and Multi-logistics Center” business at the Port (hereinafter referred to as the “Stock-in-Trade”).

Section 1.2.Transfer of Assets Included in the Stock-in-Trade. Subject to the acceptance of the Proposal, MOLCA undertakes to transfer to MC the following assets:

1.2.1. It shall transfer to MC all of the property, plant and equipment of the Stock-in-Trade according to the list attached hereto as Annex I (hereinafter referred to as the “Property, Plant and Equipment”). The Parties hereby represent that part of the Stock-in-Trade listed in Annex I was invoiced prior to this Proposal, under Invoices No. 314, 315, 316, 317, 318 and 319, the payment of which remains pending and, therefore, such operations have also been included in this Proposal, as they are part of the Stock-in-Trade assets.

The possession of the transferred Property, Plant and Equipment shall become effective upon execution of the Port lease agreement, pursuant to SECTION III of this Proposal. Within a term of 60 (sixty) calendar days after such date, MOLCA shall perform all of the required procedures to transfer ownership of each part of the property to MC.

1.2.2. It shall sell and transfer to MC all of the spare parts of the Stock-in-Trade indicated in the list attached hereto as Annex II (hereinafter referred to as the “Spare Parts”).

The possession of the transferred Spare Parts shall become effective upon execution of the Port lease agreement, pursuant to SECTION III of this Proposal.

~~FALTA TEXTO (PÁGINA 2 DEL PDF MARCADA)~~

~~The possession of the transferred Property, Plant and Equipment shall become effective once the contract has been executed at the location of the Port pursuant to SECTION III of this Proposal.~~

1.2.3. It shall assign, sell and transfer the ownership of the real estate, including everything planted and constructed, as indicated on the list attached hereto as Annex III, identified as a fraction of the rural plot of approximately 7.4 Has (18.3 acres), located at the urban border of the Villa Reducción district, Reducción Division, Juárez Celman Department, in the Province of Córdoba, composed of 12 (twelve) plots comprising a total surface of 73,856.71 m2, which it owns under a sale and purchase agreement proposal dated September 16, 2013 (hereinafter the “Reducción Plant”).

The possession of the Reducción plant shall become effective upon execution of the Port lease agreement under SECTION III of this Proposal. MOLCA shall, within a term of 60 (sixty) calendar days after such date, perform all of the procedures required for MC to issue the respective deed transferring ownership.

1.2.4. It shall assign and transfer the credit pending collection from MARITIMA MARUBA, pursuant to the list of installments to be made, attached hereto as Annex IV (hereinafter referred to as the “MARITIMA ARUBA Credit.”)

1.2.5. It shall assign and transfer the rights and benefits resulting from the insurance policies in effect purchased and paid by MOLCA, which shall expire after this Proposal, pursuant to the list attached hereto as Annex V (hereinafter referred to as the “Insurance Policies”).

SECTION II

PERSONNEL

Section 2.1.Transfer of Personnel. Subject to the approval of this Proposal, MOLCA shall assign to MC, under the terms of Section 227 of the Law on Employment Contracts, the relationships of employment of the employees working at the Port, as indicated in Annex VI of this Proposal. MC shall respect the categories, remunerations and other labor conditions currently in effect.

Section 2.2.: Effectiveness of Assignment. The assignment established by mutual agreement hereunder shall become effective on January 1, 2016. Within the following 72 (seventy-two) hours, the Parties shall execute the respective assignment contacts with each of the employees subject to this assignment, for which purpose they shall use the agreement template attached hereto as Annex VII.

Section 2.3.Obligations with Ongoing Accrual: The Parties hereby agree that the obligations with ongoing accrual as of the date of transfer of the relationships from one party to the other (including the partially-accrued non-monthly payment obligations that are not due as of such date, such as vacations and additional annual wages), shall be paid by MOLCA in proportion to the days elapsing until their due dates with their respective proportional social security charges.

SECTION III

PORT LEASE

Section 3.1.: Obligation to Lease the Port: In order for MC to operate the Stock-in-Trade it shall purchase, MOLCA undertakes to lease to it the Port with an option to purchase in favor of MC, the terms and conditions of which shall be established by mutual agreement in due time. The respective agreement must be executed within a term of 30 calendar days.

Section 3.2.: Commercial Aspects of the Lease Agreement: Notwithstanding the fact that all of the commercial aspects shall be included in the respective lease agreement, the Parties would like to establish the following aspects that have already been agreed, which must be included in the lease agreement: 1) Its effective term may not be less than 20 (twenty) years, and MC shall have the option to renew the agreement at least for 10 (ten) additional years; 2) The rent amount shall be One Million, Five Hundred Thousand US Dollars (US$ 1,500,000) for one year; 3) MC shall have an option to purchase the Port and such option may be exercised at any time during the effective term of the lease agreement; and 4) The Port must have all the authorizations required for its operation.

SECTION IV

PURCHASE PRICE

Section 4.1.: Price. As sole and total consideration for the sale, assignment and transfer of the Stock-in-Trade, as well as the transferred assets, MC shall pay to MOLCA a purchase price of One Hundred and Sixty-Three Million, Five Hundred and Ten Thousand, Two Hundred and Twenty-Nine Argentine Pesos and 03/100 (AR$ 163,510,229.03) equal to Sixteen Million, Six Hundred and Sixty-Seven Thousand, Seven Hundred and Nine US Dollars and 38/00 (US$ 16,667,709.38), including VAT (hereinafter referred to as the “Price”).

Section 4.2.: Allocation of Price to Purchased Assets: The Price established by mutual agreement between the Parties shall be allocated among the assets purchased by MC as follows:

(i) Property, Plant and Equipment: Sixty Million, Forty-Three Thousand, Three Hundred and Seventy-Six Argentine Pesos and 51/100 (AR$ 60,043,376.51), including VAT.

(ii) Spare Parts: Two Million Argentine Pesos (AR$ 2,000,000), including VAT.

(iii) Reducción Plant: Ninety-Nine Million, Nine Hundred and Twenty-Seven Thousand, Two Hundred and Twenty-Two Argentine Pesos and 37/100 (AR$ 99,927.37), including VAT.

(iv) MARITIMA ARUBA Credit: Five Hundred and Forty-Five Thousand, Eight Hundred and Thirty-Eight Argentine Pesos and 21/100 (AR$ 545,838.21), including VAT, equal to USD 55641.

(v) The Policies: Nine Hundred and Ninety-Three Thousand, Seven Hundred and Ninety-One Pesos and 94/100 (AR$ 993,791.94), including VAT.

Section 4.3.: Expenses and Taxes. The Parties agree that the Price includes all Taxes and expenses to be paid as a result of the execution of this agreement. However, each Party shall bear the bank transfer expenses and Debit and Credit Tax applicable to them.

Section 4.4.: Price Payment Method. The Price shall be paid by MC to MOLCA by the assumption of the debt, up to the abovementioned amount (US$ 16,667,709.38), in addition to the other obligations assumed by MOLCA under the agreement executed with DEUTSCHE INVESTITIONS — UND ENTWICKLUNGSGESELLSCHAFT MBH (hereinafter referred to as “DEG”), the copies of which have been attached hereto as Annex VIII.

As the assumption of the abovementioned debt implies express acceptance by DEG, MC shall have a term of six (6) months as of the acceptance of the Proposal to complete such proceedings.

Should MC fail to obtain total or partial acceptance by DEG, it shall pay to MOLCA the amount of the Price it has not paid by the assumption of the debt, in addition to other obligations to DEG.

In the latter circumstance, whether the amount of the debt to DEG that MC was unable to assume is total or partial, it must be paid to MOLCA within the same term and under the same financing conditions as those established between the latter and DEG. The Parties hereby state that, notwithstanding the fact that the price of the operation has been established in US dollars, provided that MC pays the amount corresponding to each installment owed by MOLCA to DEG, it shall be deemed to have complied with the assumed payment obligation. Should MC decide to pay the agreed price in conditions other than those established by mutual agreement between MOLCA and DEG, it must bear any additional costs that may result from the early payment.

Section 4.5.Delayed Payment.If the Price must be paid due to the impossibility of the assumption by MC of the debts to the Banking Entities, any delay in the payment of the installments pursuant to the last paragraph of Clause 4.4. shall result in automatic default, and MOLCA may charge a default interest equal to 1.5% monthly in dollars.

SECTION V

REPRESENTATIONS AND WARRANTIES OF THE PARTIES

5.1.: Representations and warranties regarding MOLCA. MOLCA hereby represents and warrants to MC with respect to itself that, as of the date of this Proposal:

5.1.1. It has the right and full legal authority to execute and complete the operations provided for in this Proposal.

5.1.2. If accepted by MC, this Proposal shall constitute a valid and binding obligation, enforceable under its terms and conditions.

5.1.3. It is not subject to any legal, judicial or contractual restrictions with respect to the transfer of the Stock-in-Trade, or with respect to its components, nor is it subject to any pending legal proceedings, summary proceedings, legal actions or legal procedures restricting or prohibiting the completion of the operation provided for in this Proposal.

5.1.4. It is free of any encumbrance, injunction, seizure order, court order and/or any claim or any other action preventing it from freely disposing of the Stock-in-Trade or any of its components.

5.1.5. MOLCA is the lawful and legal owner of each of the assets of the Stock-in-Trade transferred to MC under this Proposal, including, but not limited to, the right to operate the “Port Terminal and Multi-logistics Center” under the name “Las Palmas Terminal.”

5.1.6. MOLCA has — with respect to the Stock-in-Trade — all authorizations and permits required to conduct its business activities and is additionally authorized under the permits issued by the competent authority and by the respective municipalities and/or the extensions of and amendments to such permits, to conduct the to operate the “Port Terminal and Multi-Logistics Center” business at the Port, and there are no legal limitations to its operation by MC.

Section 5.2.MC’s Representations with Respect to the Stock-in-Trade. MC hereby represents with respect to the Stock-in-Trade that:

5.2.1. It has verified that there are no liabilities, debts, obligations or claims of any nature, whether of a commercial nature or in relation to labor, taxes, social security of the environment with respect to the operation of the Stock-in-Trade.

5.2.2. It has verified that there are no claims against MOLCA due to non-compliance with tax or social security obligations, nor are there any ongoing tax or social security inspections with respect to the Stock-in-Trade.

5.2.3. It has confirmed that the equipment currently used by MOLCA in the Stock-in-Trade is in normal operating conditions for the amortization and inventory status of each piece of equipment and receives maintenance and care in accordance with its use.

5.2.4. It has confirmed that MOLCA has complied, with respect to the employees it must transfer as a result of this Proposal, with all legal labor requirements, including those in relation to employment, equal opportunity, anti-discrimination, immigration, wages, work schedules, benefits, collective labor agreements, payment of social security charges and similar payments, occupational safety and health.

5.2.5. It has confirmed that, with the exception of the persons listed in Annex VI, there are no other persons with respect to which MOLCA or MC has labor-related responsibilities as purchaser of the Stock-in-Trade.

5.2.6. It has confirmed that no notices have been provided and MOLCA is not aware of any actions, legal proceedings or procedures filed by any person, or any pending arbitration or administrative proceedings or any other kind of procedures against MOLCA and in relation to the Stock-in-Trade.

SECTION VI

SUPERVENING LIABILITIES

Section 6.1.Liabilities Caused after the Operation. MC has conducted the required audits, on the basis of which it has determined that there are no hidden or contingent liabilities that may directly affect the Stock-in-Trade subject to the operations and, therefore, shall be fully responsible for any supervening liabilities that may arise, except for liabilities that could not have been reasonably detected under the audits conducted.

Section 6.2.Obligation to Indemnify. Furthermore, MC undertakes to pay, indemnify and hold MOLCA harmless (as well as its related companies, shareholders, directors, officials, agents and employees) from and against any claim, loss, legal proceedings, costs, damages, expenses, injuries, loss of profit, court costs, legal expenses and/or other obligations of any nature to be paid, due to any cause, as a result of liabilities occurring after the transfer of the Stock-in-Trade.

Section 6.3.Notice of Claim. By virtue of the obligation to indemnify established in the foregoing clause, should MOLCA (or its related companies, shareholders, directors, officials, agents and/or employees) consider that it has suffered or incurred a loss for which it is entitled to collect compensation under such section, it must immediately notify MC of such loss and provide any information available at that time. Should MOLCA fail to provide the notice required hereunder, such circumstance shall not affect its rights under this section in any way, except if such failure to provide notice is detrimental to the rights and actions to be taken by MC.

SECTION VII

GENERAL PROVISIONS

Section 7.1.Amendments. Once this Proposal is accepted, it may be amended only by mutual agreement of the Parties, in writing.

Section 7.2.Communications and Notices. All communications and notices that the Parties may wish to provide for the purposes of this Proposal shall be sent in writing to the following registered addresses:

TO MOLCA:

Registered Address: Av. de Mayo N° 560, Piso 1°.Ciudad Autónoma de Buenos Aires. Argentina.

TO MC:

Registered Address: Kennedy N° 160.Ciudad de Cañuelas, Provincia de Buenos Aires, Argentina.

Either of the Parties may, at any time, indicate another registered address at which to receive notices, by a notice sent to the other Party as indicated above.

Section 7.3.Assignment. Once this Proposal is accepted, the assumed rights and obligations shall be binding upon the Parties and their legal successors and/or assigns.

Section 7.4.Invalidity of Partial Nullity. Total or partial invalidity or nullity of any clause, section or article of this Proposal shall not affect the validity of any other clause section or article hereof.

Section 7.5.Expenses. Each Party shall bear the respective expenses incurred by them for the preparation, execution and performance of this Proposal, including, but not limited to, all fees and expenses to be paid to legal advisors, accountants and other agents and representatives. Furthermore, each of the Parties must pay the Taxes applicable in relation to the execution and performance of this Proposal. Should the Parties choose to follow the procedure established by Law No. 11,867 and other supplementary regulations, the expenses required to register the transfer of the Stock-in-Trade with the Public Registry of Commerce (i.e. publications, forms and stamps) shall be borne by the parties in equal proportions.

Section 7.6.Entire Contract.This Proposal, including its Annexes, constitutes the entire agreement and understanding between its Parties with regard to its purpose.

Section 7.7.Delays or Omissions.No delay or omission in exercising a right, power or recourse by MC with respect to any non-compliance or breach of any clause of this Proposal shall affect any right, power or recourse, nor shall such delay or omission be interpreted as constituting a waiver of the non-compliance or breach or acceptance in that respect, or with regard to any subsequently-occurring similar non-compliance or breach; nor shall any waiver of a single non-compliance or breach be deemed a waiver of a previously or subsequently-occurring non-compliance or breach, unless otherwise indicated. Furthermore, any waiver, authorization, consent or approval of any kind or nature by either of the Parties with respect to any non-compliance or breach by virtue of this Proposal must be provided in writing.

Section 7.8.Applicable Law.Jurisdiction. This Proposal, its validity, interpretation and compliance or non-compliance herewith shall be governed by the law of the Argentine Republic.

The Parties hereby submit to the jurisdiction of the Court of General Arbitration of the Buenos Aires Stock Exchange, with registered address at Sarmiento 299, Piso 1, city of Buenos Aires, in the event of any disputes, discrepancies or differences arising from or in relation to this Proposal, pursuant to applicable regulations for legal arbitration, of which the parties are aware and which they hereby accept. The arbitration shall take place in the city of Buenos Aires and the award shall be dated and signed in the city of Buenos Aires. The issued award shall be unappealable, mandatory and enforceable by the competent ordinary courts of the city of Buenos Aires, pursuant to the provisions of the National Civil and Commercial Code. In particular, the Parties waive their right to challenge the arbitration award, including, but not limited to, the filing of appeals and motions to vacate. Court costs shall be paid by the Parties as determined by the arbitration award. For all matters that cannot be submitted to arbitration, due to their nature, the Parties hereby agree to submit to the jurisdiction of the competent national ordinary courts located in the city of Buenos Aires, Argentine Republic, and expressly waive any other jurisdiction that may apply.

[illegible signature]

Annex I — List of Property, Plants and Equipment

Vehicles

Number	Description
1	Volkswagen Bora 1.9 TDI Trendl
1	Volkswagen Gol Trend 1.6 5D
1	Volkswagen Gol Trend 1.6 3D
1	Volkswagen Gol Trend 1.6 5D

1	Chevrolet S10 2.8 TDI STD 4x2
1	FORD Focus Style 1.6-SEDAN 5D
1	VW Voyage
1	VW Gol Trend 1.6 Pack II
1	Mondial FD250Q ATV
1	Ford F-14700 Truck
1	Chevrolet S10 2.8 TDI STD 4.2 — 2015
1	Mercedes Benz 1518 Truck

Machinery

Number	Description
1	LIEBHERR LHM crane
1	NUCTECH scanner, model CX 150180SI
1	Massey Ferguson tractor and shovel
1	Caterpillar BJI 02 motor grader
1	Caterpillar BIF 84 skid steer loader
1	Caterpillar BJI 04 skid steer loader
1	Caterpillar BJI 03 excavator
1	Front loader pat BJQ 04
1	Toyota forklift
1	Toyota forklift
1	Toyota forklift
1	DRILL + GRINDER
1	TAYLOR BSF 22 container
1	Linde forklift
1	Brush cutter
1	FS 280 STHIL brush cutter
1	KALMAR DRF 450 CKX 37 container
1	BELOTTI B92 BAI 54 container
1	CATERPILLAR DP35NT CAP 42
1	CATERPILLAR DP45K CAM 91
1	HILTI DD130 M DRILL
1	ENG&TECH IKUSI TRANSMITTER

1	Transmitter model T60/5
1	Sweeper 120 DK00552
1	Hydraulic press 50 tn
1	Compressor set 10HP
1	CHAINSAW 62CC 3.1 HP
1	Chimango conveyor belt 18 m
1	Brush cutter
1	WEED CUTTER STHIL FS 280
1	Toyama Tractor 450 HP
1	Brusch cutter 2.9 HP 44.3CC
2	Cereal pump
1	Raccolta single hopper14 TN
1	GRANDE single hopper 12 tns
1	Cereal hopper 5 TN
1	Cereal hopper 5 TN
1	ZANELLO 500 Tractor —ct83 30424312

Furniture and Equipment — Technology

1	HP Laserjet Pro 400 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 2055 dn printer
1	HP Laserjet Pro 400 printer
1	HP Laserjet Pro 400 printer
1	HP Laserjet Pro 400 printer
1	HP Laserjet 1606 printer
1	HP Laserjet Pro 400 printer
1	HP OfficeJet 6500 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 2055 dn printer

1	HP Laserjet Pro 400 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet 1022 printer
1	HP Laserjet Pro 400 printer
1	HP Laserjet 1022 printer
1	HP Laserjet Pro 400 printer
1	HP Laserjet Pro 400 printer
1	HP-Laserjet 4250n printer
1	HP-Laserjet 4250n printer
1	HP-Laserjet 4250n printer
1	HP Laserjet 1606 printer
1	HP LaserJet 1606 printer
1	HP LaserJet 2055 printer
1	HP LaserJet 2055 printer
1	HP LaserJet 2055 printer
1	HP LaserJet 2055 printer
1	HP LaserJet 2055 printer
1	Epson L355 printer with continuous system
1	HP Deskjet 6900 printer
1	HP Photosmart D110a printer
1	HP Photosmart D110a printer
1	LENOVO ThinkCentre M72e PC
1	Lenovo 9218A2Y PC
1	HP Compaq 4000 Pro SFF PC
1	Lenovo 9218A2Y PC
1	Lenovo 9218A2Y PC
1	HP Pro 3400 Series MT PC
1	MSI H61M-P31 (G3) (MS-7788) PC
1	Lenovo 9218A2Y PC
1	ECS P4M800PRO-M CLONE PC
1	ECS P4M800PRO-M CLONE PC
1	Lenovo 9218A2Y PC

1	HP Compaq 4000 Pro SFF PC
1	LENOVO ThinkCentre Edge72 PC
1	Lenovo ThinkCentre M73 PC
1	Intel D845GVSR CLONE PC
1	LENOVO ThinkCentre Edge72 PC
1	Lenovo ThinkCentre M73 PC
1	PC Lenovo 877332Y
1	Intel D845GVSR CLONE PC
1	Samsung Series 5 53OU4B NB
1	HP Compaq 4000 Pro SFF PC
1	Lenovo ThinkCentre Edge72 PC
1	775VM800 CLONE PC
1	Lenovo ThinkCentre Edge72 PC
1	Lenovo ThinkCentre Edge72 PC
1	Lenovo ThinkCentre M72e PC
1	Lenovo ThinkCentre M73 PC
1	Clone PC
1	Lenovo ThinkCentre M72e PC
1	Lenovo ThinkCentre M73 PC
1	Samsung Series 3 NB
1	Toshiba BGH-TS400 NB
1	Samsung Series 3 NP300 NB
1	Samsung Series 3 NB
1	Gigabyte G31M-ES2C CLONE PC
1	SAMSUNG RV420 NB
1	Lenovo Thinkpad E450 NB
1	Lenovo L440 NB
1	Lenovo ThinkCentre M72e PC
1	HP Compaq 4000 Pro SFF PC
1	Lenovo ThinkCentre Edge72 PC
1	Samsung Series 3 NB
1	Intel D945GCLF CLONE PC
1	MSI CLONE PC

1	ECS P4M800PRO-M CLONE PC
1	Lenovo ThinkCentre M73 PC
1	Lenovo ThinkCentre M73 PC
1	Gigabyte G31M-ES2C CLONE PC
1	Lenovo ThinkCentre M72e PC
1	Gigabyte G31M-ES2C CLONE PC
1	Lenovo ThinkCentre M73 PC
1	Lenovo ThinkCentre M73 PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	HP Compaq 4000 Pro SFF PC
1	LENOVO ThinkPad Edge E430 NB
1	LENOVO ThinkCentre Edge92 PC
1	LENOVO ThinkCentre Edge92 PC
1	LENOVO ThinkCentre Edge92 PC
1	HP ProBook 6470b PC
1	Lenovo ThinkCentre M72e PC
1	HP Compaq dc5100 MT PC
1	LENOVO ThinkCentre Edge92 PC
1	LENOVO ThinkCentre Edge92 PC
1	Dell Inspiron 14 3443 NB
1	Lenovo G470 NB
1	Becker (New) Lenovo B50-70 NB
1	HP 430 Notebook PC NB

1	Lenovo Thinkpad E440 NB
1	MSI H61M-P31 (G3) CLONE PC
1	BGH e-Nova EL-400 NB
1	BGH e-Nova TS-400 NB
1	Dell Inspiron 15 NB
1	Toshiba NB
1	Lenovo B50-70 NB
1	Lenovo ThinkPad Edge E430 NB
1	Lenovo L440 NB
1	Scanner CanonLide1OO
1	Scanner HP Scanjet G2710

Furniture and Equipment

Number	Description
98	Desk chairs
101	Fixed chairs
4	Cashier chairs
77	Desks
18	Rectangular tables
3	Giant rectangular tables
5	Round tables
2	High cabinets without cover
40	Low cabinets without cover
17	High cabinets with cover
53	Low cabinets with cover
2	Beds
8	Metal closet, 6 doors
5	Metal sheet cabinet
9	Drawer unit
5	Corner units
4	Filing cabinet/Map cabinet

Leased Computer Equipment

Number	Description
IBM SERVER
1	Express x3650 M4, Xeon 6C E5-2630v2 80W 2.6GHz/1600MHz/15MB, 8GB, O/Bay HS 2.5in SAS/SATA, SR M5110e, Multiburner, 550W p/s, Rack
1	Intel Xeon 6C Processor Model E5-2630v2 80W 2.6GHz/1600MHz/15MB
8	16GB (1x16GB, 2Rx4, 1.35V) PC3L-12800 CL11 ECC DDR3 1600MHz LP RDIMM
2	Q.Logic 8Gb FC Dual-port HBA for IBM System x
1	IBM System x 550W High Efficiency Platinum AC Power Supply
1	IBM Integrated Management Module Advanced Upgrade
1	IBM USB Memory Key for VMWare ESXi 5.5
STORAGE IBM
1	V3700 LFF Expansion
2	1.5m SAS Cable (mSAS HD to mSAS HD) EXP
12	4TB 7.2K 3.5” NL HDD
2	8GB Cache Upgrade
12	900GB 10K 2.5” HDD
RACK IBM
1	NetBAY S2 25U Standard Rack Cabinet
2	DPI Universal Rack PDU (Argentina)
SOFTWARE
1	VMware vSphere 5 Essentials Plus Kit for 3 hosts (Max 2 processors per host)
1	Basic Support/Subscription VMware vSphere 5 Essentials Plus Kit for 1 year
SWITCH / FIREWALL
1	HP 2530-48G SWITCH
1	1 Firewall ASA5512x with security bundle
SERVICES
1	HW IBM + VMWARE Professional Service
1	MICROSOFT ~~Professionl~~Professional Service
STORAGE EXPANSION
1	V3700 LFF Expansion
2	1.5m SAS Cable (mSAS HD to mSAS HD) EXP
12	6TB 7.2K3.5” NL HDD
SWITCH
1	JG932A HP 5130-24G-4SFP+ E1 Switch
3	J9726A - HP 2920-24G SWITCH

2	JE008A HP 1910-24G-PoE(170W) Switch
14	J4858C HP X121 1G SFP LC SX Transceiver

Leased Non-Computer Equipment

1	CETEC Mod CJD 175E Generator

Annex II — List of Transferred Spare Parts

Number	Description
50.00	BLANK CD
2.00	3-FLOOR PAPER TRAY
1.00	3203 A BEARING
12.00	SKF TSN-509-L SEAL
1.00	6006 2RS BEARING
9.00	6200-2RS BEARING
4.00	6201 2RS BEARING
6.00	6209-2RS BEARING
10.00	6310 2RS BEARING
4.00	22213 EK. BEARING
1.00	30207 BEARING
3.00	NU-316 BEARING
2.00	SAV-5087 RETAINER
10.00	H-311 SLEEVE
4.00	H-313 SLEEVE
3.00	H-315 SKF SLEEVE
3.00	H-318SKF SLEEVE
4.00	STEEL-TOED SHOES NO. 39
6.00	STEEL-TOED SHOES NO. 40
6.00	STEEL-TOED SHOES NO. 41
10.00	STEEL-TOED SHOES NO. 42
6.00	STEEL-TOED SHOES NO. 43
7.00	STEEL-TOED SHOES NO. 44
10.00	PVC CHEMICAL-RESISTANT GLOVES
90.00	AMERICAN INDUSTRIAL GLOVES, SHORT
2.00	WELDING APRON

1.00	BEIGE SHIRT,SIZE 40 OMBU
4.00	BEIGE SHIRT, SIZE 42 OMBU
2.00	BEIGE SHIRT, SIZE 48 OMBU
14.00	BEIGE PANTS SIZE 40 OMBU
25.00	BEIGE PANTS SIZE 42 OMBU
25.00	BEIGE PANTS SIZE 44 OMBU
36.00	BEIGE PANTS SIZE 46 OMBU
19.00	BEIGE PANTS SIZE 48 OMBU
23.00	BEIGE PANTS SIZE 50 OMBU
5.00	BEIGE PANTS SIZE 52 OMBU
16.00	BEIGE PANTS SIZE 54 OMBU
10.00	BEIGE PANTS SIZE 56 OMBU
2.00	RUBBER BOOTS No. 40
1.00	RUBBER BOOTS No. 43
1.00	RUBBER BOOTS No. 44
1.00	RUBBER BOOTS No. 45
2.00	A-75 V BELT
2.00	B-71 V BELT
8.00	1” ANSI80-2 DOUBLE CHAIN
5.00	2”DOUBLE CHAIN
57.00	178X7X22 (7”) GRINDING WHEELS
50.00	230X3, 2X22 (9”) CUTTING PLATE
37.00	400X4, 5X25, 4 CUTTING PLATE
51.00	6010-2.5 MM CONARC ELECTRODE
111.00	6010-3.25MM CONARC ELECTRODE
133.00	13-2.5 MM CONARC ELECTRODE
8.00	13-3.25 MM CONARC ELECTRODE
25.00	18-2.5 MM CONARC ELECTRODE
28.00	HIGH SPEED STEEL 18-TOOTH SAW BLADE
196.00	HIGH SPEED STEEL 32-TOOTH SAW BLADE
39.00	WET SANDPAPER 60 DOUBLE A
41.00	WET SANDPAPER 80 DOUBLE A
47.00	WET SANDPAPER 100 DOUBLE A

34.00	WET SANDPAPER 120 DOUBLE A
50.00	WET SANDPAPER 150 DOUBLE A
41.00	WET SANDPAPER 240 DOUBLE A
50.00	WET SANDPAPER 280 DOUBLE A
48.00	WET SANDPAPER 320 DOUBLE A
43.00	WET SANDPAPER 360 DOUBLE A
44.00	WET SANDPAPER 600 DOUBLE A
2.00	6 MM WIDIA BIT
2.00	8 MM WIDIA BIT
4.00	10 MM WIDIA BIT
2.00	500 AMP. ELECTRODE CLAMP
2.00	HELICTOR H500 HUB CLAMP
61.00	6 MM HOLLOW WALL ANCHOR
43.00	8 MM HOLLOW WALL ANCHOR
46.00	10 MM HOLLOW WALL ANCHOR
41.00	EMERY CLOTH 180-GRIT
44.00	EMERY CLOTH 100-GRIT
15.00	FIVE-THREAD BROOM
15.00	FLANNEL CLOTH
33.00	RAID INSECTICIDE SPRAY
4.00	BATHROOM SOAP
1001.00	45 X50 GARBAGE BAGS
66.00	DETERGENT X5L
159.00	COUNTERSUNK BOLTS 3/16”X11/2”
1539.00	TRUSS BOLTS 3/16”X1/2”
388.00	FLAT IRON WASHER 3/16”
333.00	FLAT IRON WASHER 5/16”
966.00	FLAT IRON WASHER 3/8”
543.00	FLAT IRON WASHER 7/16”
428.00	FLAT IRON WASHER 9/16”
57.00	FLAT IRON WASHER 7/8”
73.00	FLAT IRON WASHER 1”
942.00	GROWER IRON WASHER 3/16”

401.00	GROWER IRON WASHER 1/4”
403.00	GROWER IRON WASHER 5/16”
813.00	GROWER IRON WASHER 3/8”
830.00	GROWER IRON WASHER 7/16”
314.00	GROWER IRON WASHER 1/2”
232.00	GROWER IRON WASHER 5/8”
170.00	GROWER IRON WASHER 3/4”
41.00	GROWER IRON WASHER 7/8”
85.00	GROWER IRON WASHER 1”
602.00	5/16”HEX SCREWW THREAD
3546.00	3/8” HEX SCREW W THREAD
274.00	7/8” HEX SCREW W THREAD
220.00	5/16” LOCKNUT
67.00	1/4”X1/2”HEX BOLT W THREAD
132.00	1/4”X2” HEX BOLT W THREAD
407.00	5/16”X1/2” HEX BOLT W THREAD
206.00	5/16”X1” HEX BOLT W THREAD
63.00	5/16”X2” HEX BOLT W THREAD
707.00	5/16”X21/2” HEX BOLT W THREAD
427.00	3/8”X1” HEX BOLT W THREAD-1
200.00	3/8”X11/4” HEX BOLT W THREAD
1160.00	3/8”X11/2” HEX BOLT W THREAD
44.00	3/4”X4” HEX BOLT W THREAD
3.00	46 XL TELLUS OIL
3.00	10/50 STAPLER
82.00	10/50 X1000 MIT CLIPS
100.00	10/64X1000 CLIPS
38.00	ELASTIC BANDS X100 UNITS
2.00	BLACK CARBON PAPER
42.00	RALL. LEGAL SIZE PAPER
9.00	PENCIL-PEN ERASER
45.00	REGULAR BLACK PENCILS
22.00	PENCIL CORRECTION FLUID

20.00	YELLOW HIGHLIGHTER
37.00	GREEN HIGHLIGHTER
10.00	LEGAL SIZE PHOTOCOPY PAPER REAM
7.00	BLACK STAMP INK X250ML
15.00	PLASTIC HANDLE SCISSORS
100.00	1 X2.5 MM BLACK SINGLE CORE CABLE
190.00	4X1MM WORKSHOP CABLE
300.00	4X1.5 MM WORKSHOP CABLE
350.00	4X2.5 MM WORKSHOP CABLE
59.00	3M PLASTIC INSULATING TAPE
633.00	A13 TERMINAL
4.00	105 WATT FLUORESCENT TUBE
78.00	LEGAL SIZE SHEET PROTECTORS
133.00	1/4 BITS
123.00	5/8 BITS
15.00	WHITE GLASS WELDING MASK
7.00	6309-2RS BEARING
261.00	3/16”X1/2”COUNTERSUNK BOLT W THREAD
6.00	30306 J2/Q BEARING
117.00	1 X1.5 MM BLACK SINGLE CORE CABLE
19.00	FAX PAPER ROLL
2.00	BEIGE SHIRT SIZE 50 OMBU
1660.00	NUMBERED PLASTIC SEALS (HOPPERS)
10.00	LOCTITE 609
118.00	3/16”X1”BOLTS
5.00	B-45V BELT
15.00	6004-2RS-C3 SKF BEARING
12.00	6202-2RS-C3 BEARING
34.00	6204-2RS-C3 SKF BEARING
7.00	6206-2RS-C3 SKF BEARING
7.00	6207-2RS-C3 SKF BEARING
6.00	6307-2RS-C3 SKF BEARING
1.00	6316 BEARING

9.00	GRIDDED FIBER SPONGE
3.00	X4L RUST-RESISTANT PAINT
9.00	10X10CM RECTANGULAR BLIND COVER
1.00	RUBBER BOOTS No. 39
111.00	TOILET BOWL CLEANER TABLETS
10.00	100 MM BLACK SEALS
14.00	DESK GLUE
2.00	10A PHOTOCONTROL FOR LIGHTING DEVICES
50.00	3/4”X5” HEX BOLT W THREAD
1.00	BLUE JACKET SIZE XXL WITH LOGO
2.00	BEIGE PANTS SIZE 60 OMBU
2.00	520 SNL SKF BEARING BOX
45.00	BRUSH No. 10 BRISTLES
6.00	2P C63 THERMOMAGNETIC CIRCUIT BREAKER
8.00	1000W 220V HALOGEN LAMP
10.00	250W GOLEAT MERCURY LAMP
4.00	400W GOLEAT MERCURY LAMP
10.00	EK/MB ZOLODA TERMINAL
10.00	E/KZOLODA TERMINAL
6.00	NH FUSE HOLDER BASE SIZE 3
10.00	NH 63A FUSE SIZE 00 SIE
12.00	NH 160A FUSE SIZE 00 SIE
13.00	NH 315A FUSE SIZE 2 SIE
6.00	NH 355A FUSE SIZE 2 SIE
16.00	NH 630A FUSE SIZE 3 SIE
23.00	1NA/1NC AEA MODULE COD. M100
2.00	AUX. CONTACT BLOCKS
6.00	3P C32 THERMOMAGNETIC CIRCUIT BREAKER
20.00	12 MM X30 M SCOTCH TAPE
10.00	No. 4 X100 CLIPS
25.00	BLUE HIGHLIGHTER
19.00	ORANGE HIGHLIGHTER
100.00	FLUORESCENT TUBE STARTER

4.00	105W FIXED BASEBOARD TUBE
3.00	250W MERCURY BALLAST
40.00	400X3,2X25,4MM CUTTING PLATE
48.00	SIGLO XXI FRAME
17.00	3P.P. GROUNDED OUTLET
9.00	EDISON PORCELAIN LAMP HOLDER
10.00	E40 GOLIATBJB SCREW LAMP HOLDER
26.00	1X2.5 BLACK PIRELLI VN CABLE
4.00	AME. CONNECT. PHONE JACK
86.00	DISTILLED WATER X 5 L
70.00	BLEACH X 5 L
79.00	10 MM FISHER WALL PLUGS
11.00	360 MM BLACK SEALS
47.00	3/16”X11/2” HEX BOLT W THREAD
7.00	GV2 - M 20MOTOR GUARD
6.00	LR2-D1314 7 A 10 A RELAY
2.00	LR2-D1310 4 A 6 A RELAY
19.00	380V 32A STECK MALE PLUG
7.00	220V 16A STECK FEMALE PLUG
5.00	POSITIVE (+) TERMINAL FOR BATTER
5.00	NEGATIVE (-) TERMINAL FOR BATTERY
2.00	9 VOLT ALKALINE BATTERY
13.00	FLIPCHART PAGES X20 UNITS
2.00	206 2F YAR BEARING
2.00	522-619 BEARING BOX
1.00	1” CABLE GLAND
9.00	5X18 POP RIVET
126.00	8 MM HOSE COD: 0000012530
126.00	6 MM HOSE COD: 0000012529
6.00	3P C6 THERMOMAGNETIC CIRCUIT BREAKER
6.00	3P C10 THERMOMAGNETIC CIRCUIT BREAKER
6.00	3P C50 THERMOMAGNETIC CIRCUIT BREAKER
6.00	EPSON 800 LX PRINTING RIBBON

17.00	NH 100A FUSE SIZE 1 SIEM
3.00	TIP TOP HARDENER UT-R20 40G
1.00	6319-C3 BEARING
1.00	ALUMINUM LIGHTING FIXTURE PROTECTOR
16.00	26W DULUXD LOW ENERGY LAMPS
2.00	FUSE HOLDER BASE FOR CARTRIDGE
1.00	220 24+24 1.5W TRANSFORMER
77.00	30W FLUORESCENT TUBE
4.00	6212-2RS-C3 SKF BEARING
23.00	6312-2RS-C3 SKF BEARING
1.00	BLUE SWEATSHIRT SIZE XXL WITH LOGO
17.00	ADHESIVE WEATHER STRIP
28.00	SELF-AMALGAMATING INSULATION TAPE
40.00	PVC 3/4 ELECTRIC CABLE GLAND
32.00	PVC 7/8 ELECTRIC CABLE GLAND
5.00	CONTACT CLEANSING SPRAY
48.00	6006-3M FILTERFOR HALF-MASK
32.00	CIF GLASS CLEANER
111.00	5N11 PRE-FILTER RETAINER
17.00	6301-2RS BEARING
73.00	5L DEODORANT
6.00	1P C2 THERMOMAGNETIC CIRCUIT BREAKER
6.00	3P C16 THERMOMAGNETIC CIRCUIT BREAKER
6.00	GV2 M16 MOTOR GUARD
6.00	1P C6 THERMOMAGNETIC CIRCUIT BREAKER
6.00	1P C10 THERMOMAGNETIC CIRCUIT BREAKER
8.00	1P C16 THERMOMAGNETIC CIRCUIT BREAKER
6.00	1P C25 THERMOMAGNETIC CIRCUIT BREAKER
6.00	1P C32 THERMOMAGNETIC CIRCUIT BREAKER
14.00	2P C10 THERMOMAGNETIC CIRCUIT BREAKER
14.00	2P C25 THERMOMAGNETIC CIRCUIT BREAKER
21.00	3P C40 THERMOMAGNETIC CIRCUIT BREAKER
15.00	3P C63 THERMOMAGNETIC CIRCUIT BREAKER

18.00	3P C25 THERMOMAGNETIC CIRCUIT BREAKER
145.00	LEGAL SIZE PLASTIC SEPARATOR
23.00	RY2S - SY2S-05 RELAY BASE
6.00	400 W COMPLETE SODIUM BALLAST
10.00	620 X50G LOCTITE
66.00	TRANSPARENT LEGAL SIZE FOLDER
2.00	LARGE LATEX GLOVES
1.00	OXYGEN TUBE
10.00	567 X50 ML LOCTITE
20.00	10X38 CERAMIC FUSE SLOW 0.5A
20.00	10X38 CERAMIC FUSE SLOW 1A
21.00	10X38 CERAMIC FUSE SLOW 2A
10.00	10X38 CERAMIC FUSE SLOW 10A
10.00	10X38 CERAMIC FUSE SLOW 16A
44.00	75 X75 ADHESIVE POST IT
58.00	10X1.5X50MM METRIC BOLT
8.00	500 VOLT. LONG DIELECTRIC GLOVES
28.00	BSC 11/4” ALUMINUM CABLE GLAND
10.00	BSC 11/2” ALUMINUM CABLE GLAND
20.00	BSP 2” ALUMINUM CABLE GLAND
9.00	SAYLENS HEARING PROT. FOR HELMET
2.00	6203 2RS BEARING
7.00	6308 2RS C3 BEARING
53.00	48 X50 3M ADHESIVE TAPE
26.00	RECT. CONNEC. COD: 0.431.011.221
18.00	3M1270 HEARING PROTECTOR
52.00	12 MM HOLLOW WALL ANCHOR
9.00	SAFETY HARNESS AND SLING
2.00	32209-J2 BEARING
17.00	11W-E27 LOW-ENERGY LAMP
5.00	NUMBERED MINUTES BOOK
97.00	PVC 1/2 ELECTRIC CABLE GLAND
1.00	CYLINDER COD: 0.048.260.450.

35.00	SCOTT KIMBERLY-CLARK TOWEL
18.00	1/2 TO 3/8 GAS REDUCING BUSH
13.00	1/2 BRONZE OR GALVANIZED PLUG
20.00	1/4 JOINT
2.00	DBH-9533 RETAINER
128.00	36 WATT FLUORESCENT TUBE
6.00	30204 2RS BEARING
2.00	30205 2RS BEARING
8.00	242 X250ML LOCTITE
27.00	114X1.6X22 (4”) CUTTING PLATE
116.00	A4 PHOTOCOPY PAPER REAM
2.00	20W50 MULTIGRADE OIL 20 L
3.00	TELLUS S2 M 68 OIL X20L
12.00	BEIGE PANTS SIZE 38 OMBU
2.00	BEIGE PANTS SIZE 58 OMBU
3.00	SHELL RETINAX GREASE EPX2 WITH M
12.00	205-UC BEARING
205.00	SHELL DONAXTD OIL 10W30 20L
3.00	No. 5 STAMP PAD
12.00	CHAIN LUBRICANT X300 ML
8.00	CIRC. STEEL BRUSH 47X178X12
6.00	SHELL OMALA 320 OIL X20L
3.00	TELLUS S2 M 32 OIL X20L
6.00	3P C20 THERMOMAGNETIC CIRCUIT BREAKER
17.00	60 X50CM ECOGRIS MOP
107.00	3/16X1 GALV. COUNTERSUNK SCREW
42.00	M6X1X20 ALLEN HEAD SCREW
24.00	TRAPEZ. RETRACT. CUTTER
1.00	SHELL OMALA 220 OIL X20L
85.00	KIMBERLY LIQUID SOAP
28.00	KLEENEX TOILET PAPER
6.00	6311 2RS C3 BEARING
1.00	BLUE JACKET SIZE S WITH LOGO

14531.60	DIESEL OIL
6.00	2T OIL
52.00	68 HYDRAULIC FLUID
40.00	OMALA 320 OIL BEARINGS
2.00	No. 70 EP2 AGUILA GREASE
30.00	BASELUXPLEXM-2/BM GREASE
54.00	PLEX20200/2 GREASE
10.00	BRAKE FLUID X1L
8.00	COOLANT X 4L
4.00	45828 J DEERE AIR FILTER
10.00	BT351 FILTER
4.00	COMB 1R0751CAT FILTER
4.00	117-4089 CAT FILTER
2.00	WK 842/2 MANN FILTER
4.00	XS618B1 MAL.2 INDUCTIVE SENSOR
4.00	XSAV 12801 INDUCTIVE SENSOR
26.00	50 1/2 COPPER TIN TERMINAL
59.00	B26 PRE-INSULATED BLUE TERMINAL
121.00	1X2.5MM GREEN YELLOW CABLE
2.00	X2000WTS BALLAST
25.00	NHT00160A 3NH FUSE HOLDER BASE
1.00	30-20 ALUMINUM TIN BOX
12.00	50MFP 250VAC CAPACITOR
26.00	STECK H CONNECTOR 32A 3POLES+NEUTR+
34.00	M CONNECTOR 2P+T32A
4.00	3.6VOLT BAYONET BULB
24.00	NH100A FUSE SIZE 0
9.00	NH 250A FUSE SIZE 1
6.00	NH1 200A FUSE
19.00	1000W HIGH PRESSURE SODIUM IGNITOR
48.00	100 MUN HINGE
69.00	175 MUN HINGE
2.00	SYNTH. TILE ENAMEL X3.6L

5.00	SYNTH. YELLOW ENAMEL X4L
4.00	SYNTH. VERMILION ENAMEL X4L
1.00	BLACK ACRYLIC ENAMEL X20L
2.00	INT. WHITE LATEX PAINT X20L
3.00	C-102 V BELT
6.00	C-100 V BELT
9.00	C-117 BELT
17.00	C-143V BELT
3.00	C-315V BELT
3.00	C-345 V BELT
6.00	C-97 BELT
8.00	C-105 BELT
3.00	C-330 V BELT
2.00	C-65 V BELT
4.00	B60 BELT
5.00	DBH 6626 RETAINER
5.00	DBH 8750 RETAINER
32.00	DBH 52821 RETAINER
3.00	DBH 5233 RETAINER
1.00	DBH 5279 RETAINER
3.00	DBH 5567 RETAINER
8.00	DBH 5920 RETAINER
13.00	DBH 6656 RETAINER
4.00	DBH 8365 RETAINER
13.00	DBH 8846 RETAINER
1.00	DBH 8986 RETAINER
31.00	LEGAL SIZE FILING CABINET
23.00	A4 SIZE FILING CABINET
40.00	No. 3 CLIP
50.00	PLASTIC FILE BOX
3.00	SMALL CALCULATOR
180.00	HANGING FOLDER
538.00	A4 SIZE SHEET PROTECTORS

47.00	32MM BINDER CLIPS
37.00	51MM BINDER CLIPS
13.00	0.50MM 2B LEAD
17.00	FOLDER CLIP
10.00	HOLE PUNCH
17.00	0.5 MM LEAD HOLDER
17.00	30CM TRANSPARENT SIFAP RULER
19.00	FAX ROLLS
15.00	STAPLE REMOVER
9.00	SHARPENER
179.00	A4 SIZE SEPARATOR
6800.00	15 X27 ENVELOPE SAMPLE
8.00	NOTE BOARD
7.00	TRIPLE CONTINUOUS FORM
456.00	A4 SIZE ENVELOPE
222.00	LEGAL SIZE ENVELOPE
16.00	HP 1022 PRINTER TONER
676.00	FLAT IRON WASHER 3/4”
13.00	S.R.M.1/2 BIT
60.00	14X2 SELF-DRILLING SCREW
10.00	TOILET BRUSH
10.00	WASTEBIN
5.00	30CM GONDOLA BROOM
9.00	PVC 60CM FRANC BROOM
86.00	WOODEN BROOMSTICK
3.00	DUSTER
4.00	SMALL SQUEEGEE
18.00	BIG SQUEEGEE
10.00	SAWDUST BAG
14.00	CLOTH BAG X10KG
22.00	LISOFORM DISINFECTANT
30.00	ROOM DEODORIZING SPRAY
22.00	PVC 100CM FRANC BROOM

20.00	15GR STAINLESS STEEL SPONGE
77.00	OFF INSECTICIDE SPRAY
53.00	TOILET PAPER
7.00	MOP
33.00	VALERINA CLOTH
41.00	VIRULANA STEEL WOOL
4.00	12 MM WIDIA BIT
10.00	1” TEE
5.00	1/2” TEE
407.00	4” GRINDING WHEEL
46.00	9” GRINDING WHEEL
2.00	WIDE CEREAL SHOVEL
23.00	200 MICRON NYLON ROLL
19.00	2” NAIL
20.00	3” NAIL
21.00	5” NAIL
30.00	7” NAIL
3000.00	BOTTLE SEAL
11.00	3/4” GALVANIZED ELBOW
14.00	1” A 90° GALVANIZED ELBOW
11.00	1/2” GALVANIZED ELBOW
34.00	1/2 GALVANIZED COUPLING
26.00	1” GALVANIZED COUPLING
5.00	PPN 2” JOINT
5.00	3/4” JOINT
5.00	1/2” X25 CORD
1.00	1/2” X30 CORD
4.00	1/2” BALL VALVE
8.00	3/4” BALL VALVE
2.00	3/4” X100 MM NIPPLE
18.00	3/4” GALVANIZED PLUGS
7.00	3/4” GALVANIZED TEE
26.00	1/2” DOUBLE GALVANIZED COUPLING

20.00	3/4” DOUBLE GALVANIZED COUPLING
20.00	BUNDLE WIRE XKG
7.00	No. 31 LOCK
2.00	No. 40 LOCK
3.00	No. 50 LOCK
24.00	1/2” X20 M TEFLON
15.00	AA BATTERIES
2.00	POLYURETHANE (FOAM)
4.00	FIRE EXTINGUISHER BRACKET
2.00	11/2” THREADED ROD
7.00	3/8” THREADED ROD
18.00	N 12 MASK GLASS
202.00	P95 PARTICLE FILTER
150.00	P100 PARTICLE FILTER
10.00	NITRILE GLOVES
22.00	WELDING GLOVES
4.00	FACE MASKS
2.00	CAT AIR FILTERS 222.9021
25.00	18W FLUORESCENT TUBE COOL LIGHT
91.00	RED BIC PEN
64.00	BLACK BIC PEN
266.00	BLUE BIC PEN
36.00	BLACK PERMANENT MARKER
1.00	AAA BATTERIES
73.00	STRETCH FILM ROLL X5KG
95.00	TBR 100 50 CABLE ANCHOR
43.00	2PT10AMP SOCKET
6.00	STEEL BRUSH
28.00	CUTTER
3.00	DBH 5128 RETAINER
8.00	AXS 42 BELT
2.00	22215EA BEARING
12.00	TURPENTINE THINNER X1LT

40.00	12 X50 WRAPPING TAPE
48.00	18X50 WRAPPING TAPE
6.00	CAT 1R-0739 MOTOR OIL FILTER
2.00	COMB CAT 1R0753 FILTER
7.00	CAT 233 9856 FILTERS
3.00	CAT 145 4501 FILTERS
2.00	CAT 131 8822 FILTERS
30.00	2P C6 THERMOMAGNETIC CIRCUIT BREAKER
11.00	2P C32 THERMOMAGNETIC CIRCUIT BREAKER
13.00	C60H2P X4A THERMOMAGNETIC CIRCUIT BREAKER
40.00	PVC 1/4” CABLE GLAND
1.00	200A 330ALR9F7375 THERMAL RELAY
54.00	25MM MM TERMINAL
182.00	1/2X95MM TERMINAL
45.00	10X38 NH 6A CYLINDRICAL FUSE
14.00	GR50AMP FUSE
11.00	2X25A30MA CIRCUIT BREAKER
2.00	CAT TRANSMISSION 1R-0773 FILTER
20.00	3/4” THREADED ROD
3.00	XSA V11373 INDUCTIVE SENSOR
12.00	X500W HALOGEN LAMP
1.00	FASTIX SEALANT GUN
16.00	CLEAN. PLASTIC BUCKET
6.00	SKFTSN-518-LSEAL
13.00	SKF TSN-520-LSEAL
3.00	SKF TSN-511-LSEAL
9.00	SKFTSN-522-LSEAL
16.00	SKFTSN-516-LSEAL
2.00	7/8” THREADED ROD
28.00	3/8” CLAMP
1566.00	95X120 SPECIAL BAG
30.00	CONCENT. LIQUID DEODORANT
7.00	6V 4.5AH GEL BATTERY

10.00	18W FLUORESCENT TUBE DAY LIGHT
5.00	FK 1005 LIMIT SWITCH
288.00	1/2” FLAT IRON WASHER
70.00	7018-3.25 MM CONARC ELECTRODE
17.00	HP CE505A TONER
1.30	AT F LUBRAXX OIL 20L
2.00	MD 400 SAE 30 OIL X20L LUBRAX
4.00	BACTISAN KIMBERLY ALCOHOL GEL
6.00	MANN C30850/2 FILTER
42.00	IP44 32A 380V COLD STAMPING BASE
32.00	02 A DIAZED FUSE
20.00	04 A DIAZED FUSE
28.00	06 A DIAZED FUSE
26.00	10 A DIAZED FUSE
20.00	20 A DIAZED FUSE
36.00	25 A DIAZED FUSE
27.00	35 A DIAZED FUSE
36.00	50 A DIAZED FUSE
36.00	63 A DIAZED FUSE
184.00	5/16X10MM COOPER TIN TERMINAL
163.00	TYVEK T:2 DISPOSABLE OVERALLS
37.00	36W/840 BALLAST FOR FLUORESCENT TUBE
97.00	60 4 FLAPWHEEL
93.00	80 FLAPWHEEL
120.00	120 FLAPWHEEL
43.00	RUBBER GLOVES
1.00	ALCOHOL GEL CONTAINER XSL
8.00	PANTER DEGEASER X5LT
4.00	6314-2RS BEARING
11.00	33013 Q BEARING
31.00	3.5X50 MM LAG BOLT
113.00	12X1.50X50MM METRIC BOLT
7.00	12X1.5X35MM METRIC BOLT

92.00	10X1.25X40MM METRIC BOLT
74.00	10X1.50X20MM METRIC BOLT
56.00	10X1.5X30MM METRIC BOLT
17.00	10X1.25X25MM METRIC BOLT
57.00	14X1.50X50MM METRIC BOLT
8.00	8X1.25X30MM METRIC BOLT
90.00	8X1.25X45MM METRIC BOLT
56.00	10X1.25X50MM METRIC BOLT
6.00	300 MM BLACK SEALS
22.00	8X1.25 X50 MM METRIC BOLT
1.00	6X50MM IRON WOOD SCREW
4.00	200 MM BLACK SEALS
17.00	BLACK MARKER FOR BOARD
24.00	WATER CONTAINER X20L
50.00	80 X100 GARBAGE BAG
80.00	WHITE PIQUE SHIRT SIZE XL
22.00	BRUSH No. 20 BRISTLES
19.00	10 CM SYNTHETIC PAINT ROLLER
48.00	20 CM SYNTHETIC PAINT ROLLER
35.00	8 X30 2A CERAMIC FUSE
1.00	ANTI-RUST PAINT X20L
39.00	EMERY CLOTH 120-GRIT
49.00	EMERY CLOTH 80-GRIT
10.00	HAND SOAP DISPENSER
9.00	CONTACT CEMENT X500CM3
400.00	NON-WOVEN FIBER FACE MASKS
5.00	250MM BLACK SEAL
4.00	400MM BLACK SEAL
9.00	6MM2 HOT MELT ADHESIVE
27.00	WHITE PIQUE SHIRT SIZE S
51.00	WHITE PIQUE SHIRT SIZE M
92.00	WHITE PIQUE SHIRT SIZE L
12.00	WHITE PIQUE SHIRT SIZE XXL

8.00	WHITE PIQUE SHIRT SIZE XXXL
25.00	WHITE COVER FOR 3MODULES
7.00	TOILET PLUNGER
37.00	WHITE HELMETS WITH HARNESS
31.00	CIF CREAM
266.00	C-3 PRE-INSULATED TERMINAL
59.00	C-10 PRE-INSULATED TERMINAL
71.00	5/16X25MM COPPER TIN TERMINAL
71.00	V20 TRANSPARENT GOGGLES
1190.00	90X120 GARBAGE BAGS
10.00	HAND TOWEL DISPENSER
3.00	BEIGE SHIRT SIZE 52 OMBU
32.00	38 X 50 POST IT
1.00	WHITE ROAD MARKING PAINT
2.00	STEEL-TOED SHOES No. 36
1.00	STEEL-TOED SHOES No. 37
3.00	STEEL-TOED SHOES No. 38
2.00	STEEL-TOED SHOES No. 45
2.00	STEEL-TOED SHOES No. 46
100.00	15W LOW-ENERGY LAMP
110.00	RANDO HD46 OIL
3.00	WEIDMULLER SIGNAL ISOLATING CONVERTER
8.00	SIEMENS PT5A5T30 BASE WITH RELAY
6.00	5A 250V BASE RELAY
37.00	CAMBRE MODULE BOX 1
6.00	SCHNEIDER LA1KN22 AUX. CONTACT
9.00	TELEMEC LADN22 AUX. CONTACT
11.00	LC1K0910M7 SCHNEIDER CONTACTOR
4.00	LC1D80M7 TELEMEC CONTACTOR
3.00	13X1575 BELT
3.00	8PK1290 BELT
5.00	AX35 BELT
4.00	B134 BELT

2.00	B 46 BELT
4.00	C93 BELT
18.00	1” GALVANIZED JOINT
1.00	3 P + N 380 V 5076 STECK CONNECTOR
5.00	P502085 DONALDSON FILTER
1.00	CAT 32B4020100 OIL FILTER
2.00	FLEETGUARD LF9080 OIL FILTER
2.00	FRAM HPH 6349 A OIL FILTER
4.00	FRAM PH 6882 OIL FILTER
10.00	BALDWIN PT 752 HYDRAULIC OIL FILTER
4.00	CAT 093-7521 X HYDRAULIC OIL FILTER
4.00	CAT 1G-8878 HYDRAULIC OIL FILTER
2.00	CAT 9187602700 HYDRAULIC OIL FILTER
3.00	TOYOTA 15601-7600971 OIL FILTER
3.00	BALDWIN PA 2519 AIR FILTER
1.00	BALDWIN PA 5302 AIR FILTER
1.00	BALDWIN RS 4580 AIR FILTER
4.00	CAT 110-6331 AIR FILTER
4.00	FLEETGUARD AF25830 AIR FILTER
4.00	FLEETGUARD HF 7909 AIR FILTER
1.00	FRAM CA4255 AIR FILTER
6.00	FRAM CA 4329 AIR FILTER
1.00	HASTING JR3548R AIR FILTER
3.00	HASTING JR3567R AIR FILTER
4.00	TOYOTA 177412360071 AIR FILTER
5.00	TOYOTA 177442360071 AIR FILTER
5.00	BALDWIN BT 8409 FILTER
11.00	BALDWIN BT8878 FILTER
3.00	BALDWIN BW 5075 FILTER
1.00	KALMAR 9238551183 FILTER
2.00	KALMAR 922316-0007 FILTER
2.00	COMB FRAM G 4715 FILTER
1.00	COMB PROMATCH 214059 FILTER

11.00	FLEETGUARD AF25897 AIR FILTER
5.00	KALMAR 923976-2805 HYDRAULIC FILTER
7.00	TOYOTA 326701262071 HYDRAULIC FILTER
14.00	TOYOTA 675022660071 HYDRAULIC FILTER
3.00	FRAM PR 3414REFRIG. FILTER
6.00	CAT 131-1812 SEPARATOR FILTER
24.00	6A NH000 FUSE
1.00	125A NH00 FUSE
35.00	4A 8X31MM CYLIND. FUSE
37.00	6A 8X31MM CYLIND. FUSE
2.00	LITHIUM SOAP
8.00	H3 12V BULB
6.00	H3 24V BULB
4.00	18W WHITE LIGHT BULB
16.00	AP 400W SODIUM LAMP
6.00	4P C63 THERMOMAGNETIC CIRCUIT BREAKER
20.00	4P C25 THERMOMAGNETIC CIRCUIT BREAKER
11.00	2PC16 THERMOMAGNETIC CIRCUIT BREAKER
14.00	185MM SLEEVE
21.00	30-UCCL-10 SLEEVE
38.00	0100 000 052 MICRO PRESSURE GAUGE
2.00	HIGH-VOLTAGE PROTECTION MASK
1.00	MICRO REPAIR KIT 0101 000 007
56.00	MICRO REPAIR KIT 0101 000 016
1.00	HYSTAR MBW-03-C PNEUMATIC VALVE
19.00	NC AEA MODULE COD. M200
12.00	RJ45 JELUZ SUPPORT
20.00	11/2X100 GALV. NIPPLE
3.00	SKF TSN-526-L SEAL
5.00	SKF TSN-532-L SEAL
2.00	TOYOTA 56630-26600-71 REAR LAMP
67.00	CORRUGATED PAPER X1.2 M
1.00	TOYOTA 436021331071 PIN

2.00	TOYOTA 815527601471 BOLT
4.00	TOYOTA 525492342071 BOLT
1.00	TOYOTA 911625167071 REAR BOLT
1.00	ORANGE MARKING PAINT
63.00	5/8 BSC PLASTIC CABLE GLAND
30.00	9 PG PLASTIC CABLE GLAND
8.00	24 V IDEC RY2S-VL RELAY
21.00	24 V OMRON 00-071 RELAY
2.00	DBH 9019 RETAINER
3.00	DBH 6654 RETAINER
3.00	DBH 8228 RETAINER
3.00	DBH 5148 RETAINER
2.00	DBH 5488 RETAINER
4.00	DBH 9301 RETAINER
6.00	DBH 5200 RETAINER
1.00	DBH 5281 RETAINER
34.00	DIAM 22MM 2 POSITION SELECTOR
1.00	SILO LEVEL SENSOR
1.00	KALMAR 920169.011 TEMP. SENSOR
1.00	KALMAR 800045201 SENSOR
1.00	KALMAR 920147023 SENSOR
1.00	KALMAR 9240151314 SENSOR
1.00	KALMAR J020321 PRESS. SENSOR
1.00	KALMAR 923828601 TEMP SENSOR
1.00	KALMAR 9239410552 TEMP SENSOR
1.00	KALMAR 9239761560 TEMP SENSOR
4.00	LED SIGN (EMERGENCY EXIT)
1.00	LIEBHERR 602008214 SUPPORT
100.00	LIEBHERR 62009214 SUPPORT
1.00	KALMAR 9238551247 KEY
42.00	EMERY CLOTH 60
53.00	6MM TERMINAL
599.00	2 X 10MM BLUE PIN TERMINAL

78.00	16MM X 5/16 COPPER TIN TERMINAL
19.00	70MM X 5/8 COPPER TIN TERMINAL
583.00	C11 YELLOW FORK TERMINAL
21.00	120MM YELLOW EYELET TERMINAL
14.00	16A 220V EMB 412663 SCAME SOCKET
24.00	32A 220V SCAME 310-3243 SOCKET
38.00	RJ45 JELUZ COMPUTER SOCKET LID
17.00	20A 250V KALOP SOCKET
15.00	278A TONER
17.00	MESH CLOTH
2.00	KALMAR 51010390 SCREW
1.00	1/2 MICRO 101000264 REG. FILTER
121.00	B16 BLUE JOINT
4.00	11/4 THREADED ROD
2.00	2” THREADED ROD
41.00	36W BASEBOARD FLUOR TUBE WITH STARTER
181.00	120W BASEBOARD FLUOR TUBE
1.00	KALMAR 9236570010 WASHER
2.00	KALMAR 660 BULB
1.00	KALMAR 664 BULB
1.00	KALMAR 665 BULB
1.00	KALMAR 666 BULB
1.00	KALMAR 91205960029 PRESS. SENSOR
1.00	KALMAR 9209430058 CTRL SENSOR
1.00	LC1D95R7 CONTACTOR
4.00	2” GALV TEE
26.00	3/4 X50MM GALV NIPPLE
5.00	11/2” GALV TEE
10.00	1” GALV PLUG
18.00	11/4” GALV PLUG
30.00	1 1/2” GALV JOINT
6.00	WOOD FILLER
1.00	POLYESTER FILLER

15.00	BLACK SAFETY GOGGLES
2.00	25MM WIDIA DIAM BIT
56.00	HYDROCARBON GLOVES
8.00	WASTE SHOVEL WITH HANDLE
10.00	MINERAL ABSORBENT X10KG
7.00	B 47 BELT
3.00	TSXCDP501 CABLE TERMINAL
200.00	A6 8MM RED EYELET TERMINAL
178.00	B2 EYELET TERMINAL
250.00	A2 EYELET TERMINAL
197.00	A11 FORK TERMINAL
782.00	M 6.3MM SHOVEL TERMINAL WITH LATCH
4.00	H 6.3MM SHOVEL TERMINAL WITH LATCH
41.00	A14 RED JOINT
60.00	C14 YELLOW JOINT
2.00	120 X 300MM ALUMINUM BOX
19.00	CONIN ANTI-EXPLOSIVE CAP
4.00	PROXTELEM XS7C40DP210 SENSOR
8.00	PROX TELEM PC440 SENSOR
7.00	105W LOW-ENERGY BULB
16.00	23W LONG-LIFE BULB
18.00	H4 12V BULB
19.00	H4 24V BULB
11.00	H4 24V BASEBOARD BULB
48.00	36 SIMPLE BASEBOARD FLUORES. TUBE
5.00	MOTION DETECTOR
8.00	25 A2P THERMAL CUTOFF
6.00	2P C40 THERMOMAGNETIC CIRCUIT BREAKER
6.00	2P C4 THERMOMAGNETIC CIRCUIT BREAKER
2.00	6.3A CIRCUIT BREAKER
3.00	CAT 223-9974 FILTER
4.00	CAT328-3655 FILTER
5.00	BALDWIN BT839-10 FILTER

1.00	KALMAR 920483-001 FILTER
5.00	KALMAR 923855-1184
1.00	KALMAR 923732-0010
1.00	KALMAR 923636-0756
1.00	KALMAR SOLENOID J020307
2.00	KALMAR K5679210
2.00	TOYOTA 600X90 REAR TIRES
2.00	BALDWIN PA2518 FILTER
6.00	SMALL TWISTLOCK
2.00	LARGE TWISTLOCK
2.00	TOYOTA 90119-08013-71
8.00	TOYOTA 61237-20540-71
2.00	TOYOTA 04652-20080-71
1.00	TOYOTA 587202660071 MIRROR
2.00	3RH1911 1FA22 AUXILIARY CONTACT
11.00	SELECTOR WITH KEY
13.00	24V OMRON 00-154 RELAY
3.00	TOYOTA 437512344071 CONNECTING ROD
2.00	TOYOTA 909160395471 THERMOSTAT
2.00	TOYOTA 438122332071 BOLT
2.00	SUB CTOYOTA 474603366071 SCREW
5.00	TOYOTA 901791400171 SCREW
9.00	82 BLACK CARTRIDGE FOR HP
7.00	11 CYAN CARTRIDGE FOR HP
3.00	11 MAGENTA CARTRIDGE FOR HP
5.00	96 BLACK CARTRIDGE FOR HP
2.00	97 COLOR CARTRIDGE FOR HP
9.00	60 BLACK CARTRIDGE FOR HP
6.00	60 COLOR CARTRIDGE FOR HP
4.00	C-138 BELT
10.00	90G HIGH TEMPERATURE SILICONE
5.00	B 133 BELT
329.00	A16 TERMINAL

456.00	A17 TERMINAL
142.00	C4 TERMINAL
1.00	UTP X 305MT CAT5E CABLE ROLL
206.00	40X30 BL CABLE DUCT
608.00	2.5 RED SINGLE-CORE CABLE
190.00	2.5 BLACK SINGLE-CORE CABLE
6.00	1” COPPER CABLE GLAND
129.00	S.R.M. 3/4 BIT
23.00	BELLOWS FOR SHIPPING SCALE
54.00	14” CUTTING PLATE
3.00	45827 J JOHN DEERE AIR FILTER
3.00	CAT 222.9020 AIR FILTERS
6.00	CAT 110.6326 AIR FILTERS
2.00	CAT 61 2499 FILTERS
2.00	CAT 131 8821 FILTERS
5.00	CAT 110 6331 FILTERS
4.00	CAT 61 2500 FILTERS
2.00	STAPLERS
30.00	CERAMIC SPRAY
490.00	80W90 OIL
1.00	31316 BEARING
16.00	SAFETY GOGGLES
525.00	PART.N95 ROAD MASKS
62.00	DANGER TAPE
11.00	BACK SUPPORTS
454.00	DOTTED GLOVES
4.00	21/2 BRONZE JET WITH NOZZLE
28.00	FLUORESCENT VESTS
1.00	BLUE JACKET SIZE XS WITH LOGO
2.00	STEEL-TOED DIELECTRIC SHOES No. 43
3.00	STEEL-TOED DIELECTRIC SHOES No. 42
150.00	110 G/L SODIUM HYPOCHLORITE
1.00	BEIGE SHIRT SIZE 54 OMBU

6.00	TN 580 TONER
63.00	SCREW FOR CAT 3F-5108
20.00	11/2” GALV DOUBLE JOINT
3.00	1 -1/2” GALV REDUCING BUSH
10.00	11 YELLOW CARTRIDGE
10.00	2” GALV. ELBOW
12.00	2300MM SCALE BRUSH
49.00	780 GREEN PELIKAN MARKER
62.00	780 RED PELIKAN MARKER
18.00	780 BLUE PELIKAN MARKER
2.00	CAT 1R-0722 HYDRAULIC FILTER
1.00	NU 2206 BEARING
4.00	30209 J2/Q BEARING
2.00	236849/10 BEARING
2.00	6216 C3 BEARING
2.00	CAT 180-7487 CABIN FILTER
4.00	DBH 9295 RETAINER
187.00	85W-140 OIL
1.00	DBH 8270 RETAINER
410.00	HD 100 OIL X205L
40.00	MORLINA 10 OIL X20L
10.00	A4 STAMPED REAMS
2.00	CAT 126-1818 HYDRAULIC FILTER
2.00	CAT 093-7521 HYDRAULIC FILTER
2.00	CAT 126-2081 HYDRAULIC DRAIN FILTER
2.00	CAT 51-8670 HYDRAULIC PILOT FILTER
2.00	CAT 111-8738 CABIN FILTER
2.00	CAT 185-8154 CABIN FILTER
3.00	CAT 41-1278 CABIN FILTER
4.00	CAT 1R-0734 MOTOR OIL FILTER
4.00	C-58 BELT
4.00	ROAD PAINT THINNER
6.00	INT/EXT ACRYLIC PLAS. SPACKLE

2.00	X20L EXT. WHITE LATEX PAINT
3.00	BALDWIN BT7144 OIL FILTER
6.00	11/2” GALV. M-H ELBOW
4.00	DBH 6912 RETAINER
2.00	GEL ALCOHOL DISPENSER
6.00	KLEENEX TOILET PAPER DISPENSER
4.00	SKFTSN-530-L SEAL
1.00	3M-6800 MASK
40.00	PAINT STRAINING FILTER
4.00	32:20 L HYDRAULIC OIL
25.00	17X8 CM SPIRAL POCKET AGENDA
4.00	COMPITT COMPRESSED AIR
18.00	3M 502 FILTER ADAPTER
2.00	INTERLUB CISNE 400 X20KG GREASE
10.00	CHEVRON 1000 HF GREASE
3.00	TEXACO SOLU. OIL 00786
1.00	INTERLUB PHS GR. 2 X20KG BREASE
1.00	ORANGE EPOXY PAINT X 1L
2.00	1.2MM WELDING WIRE
18.00	SMALL FIRE EXTINGUISHER MARKER PLATE
13.00	LARGE FIRE EXTINGUISHER MARKER PLATE
39.00	M 6X50 HEX BOLT
7.00	58W TUBE BALLAST
8.00	11W TUBE BALLAST
15.00	16 MICROF. 250 WU CAPACITOR
35.00	400W SODIUM IGNITOR
18.00	100W MERCURY IGNITOR
20.00	660W 250V BASEBOARD FOR STARTER
98.00	8-WAY MALE CONNECTOR
7.00	PHOTOCELL BASE
2.00	FHSS 33ILU 25 FUSES
99.00	8-WAY FEMALE CONNECTOR
75.00	2-WAY MALE CONNECTOR

120.00	2-WAY FEMALE CONNECTOR
90.00	4-WAY FEMALE CONNECTOR
97.00	6-WAY FEMALE CONNECTOR
99.00	6-WAY MALE CONNECTOR
94.00	4-WAY MALE CONNECTOR
9.00	SCH. KAL 174 EMERGENCY STOP
7.00	RED AEA DIAM 22MM KEYPAD
20.00	GREEN AEADIAM 22MM KEYPAD
20.00	BLACK AEA DIAM 22MM KEYPAD
3.00	NA AEA MODULE COD. M300
16.00	RED SCHNEIDER KEYPAD
9.00	TELEMEC. EMERGENCY STOP
10.00	COMBINED KEYPAD
1.00	LA5FF431 CONTACT SET
2.00	LA5F6431 CONTACT SET
3.00	7A250U OMROM RELAY BASEBOARDS
10.00	LADN11 AUX. CONTACT BLOCK
1.00	24 V LCIK0610B7 CONTACTOR
1.00	LC1D25B724U CONTACTOR
1.00	WEG 10016934 PLAST. FAN
6.00	5.5-8A THERMAL RELAY
2.00	8-11, 5A THERMAL RELAY
1.00	THERMAL RELAY 90 - 150 A
5.00	1544 OBA HOUR METER
13.00	32 A 3 P THERMAL CUTOFF
6.00	50 A 3 P THERMAL CUTOFF
4.00	LED SIGN
3.00	LC1K0601M7 CONTACTOR
2.00	92 A LC1DWKI2M7 CONTACTOR
5.00	40-63A GV3ME63 CONTACTOR
2.00	25-40A GV3ME40 CONTACTOR
1.00	LC1F330M7 CONTACTOR
5.00	TELEMEC 3TH2031- RELAY CONTROL

30.00	10 A POINT
3.00	CAT 6 SL 110 JACK CONNECTORS
10.00	CAMBRE ADAPTER FRAME
13.00	ZOLONDA 1CABLE GLAND
25.00	ZOLODA 1/2 CABLE GLAND
7.00	12038AHB COOLER
3.00	VGA HD15 1.5MM VIDEOCABLE
3.00	AD-VGA CONVERTER
51.00	CABLE TIE
2.00	INDUCTIVE SENSOR WITH CABLE
2.00	USD 2.0 T 5 CABLE
2.00	22KW LC1D50M7 CONTACTOR
54.00	KALOP 10 A FEMALE CONNECTORS
80.00	KALOP 10 A MALE CONNECTORS
2.00	E 80 ELASTIC COUPLING
2.00	E45 ELASTIC COUPLING
20.00	3/8 8 PIPE ELBOW
5.00	F 206 SUPPORT
1.00	6” IRON FLANGE
1.00	8” IRON FLANGE
4.00	TOYOTA 84612-76012- SEAL KIT
1.00	HYSTAR DSG-3- C2-N-01 VALVE
1.00	HYSTAR MBW-01-C VALVE
4.00	5311 DBH RETAINER
2.00	5467 DBH RETAINER
4.00	6026 DBH RETAINER
2.00	6743 DBH RETAINER
1.00	6852 DBH RETAINER
4.00	8977 DBH RETAINER
1.00	SKF 150X180X12 RETAINER
2.00	6028 C3 BEARING
8.00	FL 205 BEARING BOX
45.00	1/2 A 90° 0441991221 ELBOW

8.00	1/2” 0101003464 FRL
70.00	12MM TE 0451.041.200 CONNECT.
39.00	3/8X10MM TE 441981017CONNECT.
124.00	10MM TE 451041000 CONNECT.
2.00	TOYOTA 04432-10120-71 REP. KIT
4.00	TOYOTA 04654-20090-71 REP. KIT
3.00	TOYOTA 04654-30340-71 REP. KIT
10.00	TOYOTA 42481-33240-71 REP. KIT
1.00	TOYOTA 43603-13310-71 REP. KIT
2.00	TOYOTA 56640-26600-71 REP. KIT
4.00	TOYOTA 63383-23420-71 REP. KIT
2.00	E 90 ELASTIC COUPLING
1.00	E 105 ELASTIC COUPLING
1.00	FAG 515 SEAL
4.00	TOYOTA 046552011171 BELLOWS
1.00	LIEBHERR 8003671001 PLATE
3.00	6603 DBH RETAINER
1.00	5913 DBH RETAINER
3.00	5902 DBH RETAINER
4.00	5471 FBH RETAINER
1.00	5134 DBH RETAINER
5.00	HP LASERJET PRO 400 TONER
50.00	920X60X250 3-LAYER SILO BAG
2.00	STEEL-TOED DIELECTRIC SHOES No. 40
3.00	STEEL-TOED DIELECTRIC SHOES No. 41
30000.00	18X30 SAMPLE ENVELOPE
5.00	TURBO EXTRA OIL TURBO + 15W40
1.00	MOD No. 7 150MM COUPLING
2.00	TUPAC 130MM COUPLING
1.00	TUPAC 50MM COUPLING
6.00	STAR COUPLING
28.00	8 X 1.5 X 50MM METRIC BOLT
4.00	15MM SIMPLE ASA ROLLER CHAIN

40.00	15MM SIMPLE ASA CHAIN JOINT
7.00	15MM HALF MESH FOR CHAIN
4.00	15MM DOUBLE ASA CHAIN JOINT
1.00	25MM HALF MESH FOR CHAIN
5.00	50MM DOUBLE ASA CHAIN JOINT
1.00	40MM DOUBLE ASA CHAIN JOINT
4.00	40MM DOUBLE HALF MESH
6.00	C103 BELT
4.00	C134 BELT
5.00	C158 BELT
3.00	B 136 BELT
4.00	B 90 BELT
4.00	B 64 BELT
1.00	CUMMINS 3911585 KALMAR BELT
6.00	13 X 1250 BELT
4.00	5 PK 855 BELT
2.00	8 PK1435 BELT
6.00	A 63 BELT
2.00	12 X 25 CM TOOTHED FLAT BELT
17.00	27W LOW-ENERGY BULB
20.00	DL1 220V NEON LAMP
15.00	CAMBRE 20A SOCKET
3.00	KALOP 10A SOCKET
20.00	RICHI 20A SOCKET
36.00	JELUZ 20A SOCKET
11.00	JELUZ 10A SOCKET
5.00	RJ11 3 ADAPTOR FOR 1
8.00	1000W INT. MERC. HALOG. BALLAST
13.00	400W EXT. MERC. HALOG. BALLAST
1.00	400W MERC. HALOG. BALLAST FOR INT.
2.00	A P 250W HALOG. SODIUM BALLAST
3.00	250W HIGH-PRESS. SODIUM BALLAST
2.00	1000W EXT. MERC. HALOG. BALLAST

5.00	1000W HALOG. SODIUM BALLAST
7.00	RED MRZ 97005 MARKER
20.00	1/2” ELECTRIC CABLE GLAND SCREW
50.00	3/4” ELECTRIC CABLE GLAND SCREW
49.00	11/2” CABLE GLAND SCREW
30.00	1” ALUMINUM CABLE GLAND
30.00	4-PAIR UTP CABLE
44.00	11/2” DAYSA STAPLE
19.00	GROUNDED DOUBLE GLAND
28.00	PHONIX CONT. TYP. RAIL TERMINAL BOARD
4.00	D INT5MMX60MM LONG SLEEVE
48.00	D INT2.5MMX60MM LONG SLEEVE
9.00	D INT 4MMX30MM LONG SLEEVE
44.00	D INT 5MMX35MM LONG SLEEVE
17.00	D INT3MMX25MM LONG SLEEVE
4.00	D INT7MMX35MM LONG SLEEVE
282.00	1 X 2.5MM BROWN CABLE
63.00	1X2.5MM LIGHT BLUE CABLE
83.00	1.5-4MMX3/16 EYELET TERMINAL
121.00	2.5-5MMX3/16 EYELET TERMINAL
493.00	6.3MM MALE SHOVEL TERMINAL
10.00	ZOLODA D-BTN-2.5 TERMINAL BOARD LID
9.00	ZOLODA D-BD4 TERMINAL BOARD LID
32.00	185X5/8 EYELET TERMINAL
281.00	C5 8MM YELLOW EYELET TERMINAL
86.00	C6 10MM YELLOW EYELET TERMINAL
426.00	C15 6.3MM FEMALE SHOVEL TERMINAL
190.00	C18 10MM PIN PLAN TERMINAL
200.00	AI16-12 15MM YE PIN TERMINAL
110.00	B4 5MM BLUE EYELET TERMINAL
65.00	B5 6MM BLUE EYELET TERMINAL
230.00	B6SMM BLUE EYELET TERMINAL
200.00	B11 6MM FORK TERMINAL

112.00	B17 4MM FEMALE SHOVEL TERMINAL
246.00	B18 6.3MM FEMALE SHOVEL TERMINAL
503.00	B19 6.3MM MALE SHOVEL TERMINAL
80.00	11MM BLUE PIN TERMINAL
100.00	0.75MM BLUE PIN TERMINAL
200.00	A4 RED EYELET TERMINAL
90.00	A5 RED EYELET TERMINAL
100.00	A15 RED FEMALE SHOVEL TERMINAL
100.00	CTN6 GREEN PIN TERMINAL
100.00	CTN10 BROWN PIN TERMINAL
200.00	AI4-10 GY GREY PIN TERMINAL
8.00	3V LITHIUM BATTER
2.00	12 V 12 A RECHARGEABLE BATTERY
3.00	12 V 20 HR RECHARGEABLE BATTERY
1.00	ALUMINUM WALL BOX
10.00	100X100X70 BASE ALUMINUM BOX
4.00	GV2-MC01 EXTERIOR CHEST
12.00	2 RICHI MODULE BOX
10.00	ZOL. BLIND UNIV. FRAME HOLDER BOX
7.00	PLASTIC BOX FOR PUSH-BUTTON (AEA)
8.00	TERMINAL STRIP FOR CABTYRE CABLE
1.00	E40 PROJECTOR TRAY
1.00	250X250X150MM ALUMINUM BOX
250.00	3/4”CONNECTOR FOR LIGHT TUBE
2.00	ABB XLP-1 FUSE SWITCH
4.00	GV2 ME203 MAGNETIC CIRCUIT BREAKER
2.00	GV2 L14 MAGNETIC CIRCUIT BREAKER
9.00	4P C32 THERMOMAGNETIC CIRCUIT BREAKER
5.00	10 A MOTOR GUARD
1.00	680MM PNEUMATIC CYLINDER WITH PISTON ROD
6.00	500MM ELASTIC PNEUMATIC CYLINDER WITH PISTON ROD
7.00	1/4 4MM STRAIGHT CONNECTOR
39.00	3/8X12MM TE. CONNECT.

40.00	3/8X12MM ELBOW CONNECT.
63.00	3/8X10MM ELBOW CONNECT.
4.00	3/8-8MM TE CONNECTOR
70.00	3/8 X 10MM STRAIGHT CONNECTOR
1.00	BOSTON L5 REDUCER
1.00	350MM DIAM. PNEUMATIC CYLINDER WITH PISTON ROD
1.00	300MM DIAM. PNEUMATIC CYLINDER WITH PISTON ROD
10.00	CYLINDER LOCK FOR OFFICE DRAWER
5.00	SQUARE WALL BOX
14.00	3/8 BRONZE JOINT
15.00	1/2-12MM TE CONNECTOR
3.00	A 90° 2” PVC ELBOW
3.00	2” PVC CROSS
5.00	2” TO 1 1/4” PVC REDUCTION
1.00	1” PVC ELBOW
1.00	1” PVC COUPLING
4.00	11/2” PVC BALL VALVE
14.00	SMALL ADJUSTABLE HOOK
2.00	13X14.00X14.5-20 WHEEL TUBE
18.00	50 CM LONG SCALE BRUSH
4.00	FB 13.5/ BEARING CASING STAMP
97.00	5/8” 270MM LONG TENSOR
8.00	3M HALF MASK FILTER COVER
2.00	12V MARKER TRIANGLE
56.00	3 X 25 COUNTERSUNK LAG BOLT
23.00	2” HEX SCREW
12.00	20 X 15 CM WHITE ENVELOPE
209.00	23 X 12 CM WHITE ENVELOPE
5.00	NEUMANN X-1 250VAC 5A SWITCH
45.00	10MM POLYURETHANE TUBE
16.00	12MM POLYURETHANE TUBE
6.00	MICRO 0101000062 CUP HOLDER
8.00	MICRO 52000102 REP. KIT

12.00	CUP WITH MICRO PURGE
25.00	MICRO LUBRICANT CUP
3.00	1-GROOVEPULLEY EXT.DIAM. 120MM
2.00	1-GROOVEPULLEY EXT.DIAM. 110MM
2.00	3-GROOVEPULLEY EXT. DIAM. 80MM
8.00	1/2” FLANGE
55.00	CAT 4K 0367(SCREW) REP. KIT
1.00	6051-266-14 MALE CONNECTOR
1.00	6051-223-14 ASSEMBLY WRENCH
2.00	5920-467-14 FLAT SEAL
2.00	1054-320-1 FLAT SEAL
1.00	7264-254-14 SEALING COMPOUND
2.00	6030-001-08 HOT MELT ADHESIVE
1.00	8112-019-14 LIEBHERR LOCTITE
5.00	240MM FAN BLADE
2.00	150MM FAN BLADE
2.00	400MM FAN BLADE
9.00	FR G 1/2 MIC PRESSURE REGULATOR
6.00	CONVEYOR BELT REP. KIT
2.00	SADDLE WITH UCFL208 BEARING
4.00	FAG FL BEARING CASING
1.00	SKF 70X 100X10 RETAINER
1.00	DBH 9392 RETAINER
1.00	DBH 5421 RETAINER
1.00	DBH 8229 RETAINER
9.00	UCFL 205 BEARING AND BOX
1.00	22219 BEARING
1.00	22211 EKB33 BEARING
2.00	22215 EAK C3 BEARING
1.00	NU 205 BEARING
1.00	GRAE30 NPP BAS 2/W4 BEARING
10.00	SECURITY CONE
139.00	6 X 25 HEX SCREW FOR WOOD

555.00	3/16 X 3/4 COUNTERSUNK SCREW
54.00	3/16 X 2 HEX SCREW
285.00	1/2X1 1/2 COUNTERSUNK ALLEN SCREW
2.00	22209 BEARING
20.00	RJ45 MODULE
13.00	DISPOSABLE NITRILE GLOVES
239.00	37X45CM MANILA ENVELOPE
3.00	BEIGE PANTS SIZE 36 OMBU
5.00	COMPITT CLEANING SPONGE
64.00	A4 FOLDER WITH TRANSPARENT COVER
30.00	CHIN GUARD FOR LIBUS HELMET
7.00	LEMBU RAIN CAPE
3.00	BEIGE PANTS SIZE 34 OMBU
1.00	WHITE WOMEN’S SHIRT SIZE XS
26.00	WHITE WOMEN’S SHIRT SIZE S
30.00	WHITE WOMEN’S SHIRT SIZE M
4.00	WHITE WOMEN’S SHIRT SIZE L
4.00	WHITE WOMEN’S SHIRT SIZE XL
20.00	6009 3M MASK FILTER
7.00	D:63.5MM JET NOZZLE
40.00	PLACKA CERAMIC COMPOUND
2.00	EPSON T6644 YELLOW CARTRIDGE
2.00	EPSON T6643 MAGENTA CARTRIDGE
2.00	EPSON T6642 CYAN CARTRIDGE
50.00	2-POCKET LEGAL SIZE FOLTER
49.00	2-POCKET A4-SIZE FOLDER
1.00	YELLOW ROAD PAINT X 20L
1.00	FLEETGUARD MOTOR OIL FILTER
1.00	FLEETGUARD COOLANT FILTER
9.00	80G PLOTTER ROLL
116.00	3M 9332 PARTICLE MASK
50.00	8X50 SPRING PINS
51.00	3X20 SPRING PINS

50.00	3.5X24 SPRING PINS
51.00	4X24 SPRING PINS
50.00	4.5X28 SPRING PINS
50.00	5X30 SPRING PINS
50.00	6X30 SPRING PINS
50.00	6X40 SPRING PINS
19.00	8 MM2 HOT MELT ADHESIVE
100.00	1X2.5MM LIGHT BLUE SILIC. SINGLE-CORE CABLE
126.00	1X2.5MM BROWN SILIC. SINGLE-CORE CABLE
200.00	1X2.5MM RED SILIC. SINGLE-CORE CABLE
100.00	1X2.5MM BLACK SILIC. SINGLE-CORE CABLE
100.00	8MM EVA R/CLOTH HOSE
2.00	2.7 MM X 221M STIHL MONOFILAMENT LINE
6.00	8X14 FOREST PLASTIC MESH
9.00	DOUBLE LIFE Y-CABLE L:1.5 M
370.00	14X2 1/2 SELF-DRILLING SCREW
4.00	PRIVE200/ KALLAY4003 LOCK
1.00	CF1000 SECONDARY AIR FILTER
1.00	65055105020B OIL FILTER
1.00	65125035016 FUEL FILTER
1.00	C20325/2 PRIM. AIR FILTER
1.00	65083046005 PRIM. AIR FILTER
8.00	19LED RECHARGEABLE FLASHLIGHT
32.00	V/MCA RECHARGEABLE AA BATTERY
18.00	NC AEA MODULE COD. M400
10.00	NA AEA MODULE COD. M500
26.00	VALVE HANDWHEEL
2.00	2 1/2” HEADER
4.00	RYL-JET HOSE
4.00	CLAMP TIGHTENING WRENCH
2.00	WHITE PIQUE SHIRT SIZE XXXXL
4.00	GREY GLOSS CONVERTER X4L
8.00	100-UN PACK DISPOSABLE NITRILE GLOVES

2.00	1” BRONZE CHECK VALVE
49.00	3M 501 RETAINER
4.00	DBH 6710 RETAINER
1.00	ADM-P 125 GEAR COUPLING
1.00	ADM-P 150 GEAR COUPLING
2.00	404-20236-4 SCREW
10.00	404-22581-2 FERRULE
10.00	1/4 POLYAMIDE
5.00	CU-84-B + 2 CU-81-BI COUPLING
2.00	CU-151-21 JOINT
1.00	0-280KG/CM2 PRESSURE GAUGE
2.00	TE CU-137-B CONNECTOR
10.00	CU-83-B1 + CU-81-B1 CONNECTOR
24.00	SAE100R1 X24M HOSE
1.00	AGAA 318025 TERMINAL
632.00	3/8”X1.1/4” BELT BOLT
200.00	3/8”X1. 1/2 BELT BOLT

Annex III — List of Items at Reducción Plant

Number	List of Items
2	Peanut storage cells
1	Reducción Plant Peanut plot
1	Classified cleaning storage
15	Conveyor belt
1	Truck yard
1	Supplementary facilities
1	Car shed
1	Workshop building, machine storage
6	Peanut dryer
13	Waterwheel elevator
3	Pre-cleaning sieve
1	Scale control building
2	Peanut classifier

1	Pre-cleaning shed
3	Metal silos
1	Waterwheel pump system
1	Peanut unloader in boxes
1	Dumping platform
4	Classification hopper
1	Dumping platform shed
1	Shelled peanut sizer
1	Centrifuge fans
1	Collection, pre-cleaning and drying machine
1	Laboratory equipment
1	Maintenance equipment
1	Metal cabin for boards

Annex IV — MARITIMA ARUBA Credit List

MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		3,000.00
MARITIMA MARUBA S.A.	99Z000000000049		1,641.00
Total:		USD	55,641.00

Annex V — List of Insurance Policies

Section	Insurance Policy No.	Insurer	Unaccrued Balance
Environmental Insurance	153701	TESTIMONlO Cia seguros	57,629.32
Customs Bond	131434	ASEGURADORA DE CREDITOS Y GARA	20,222.26
Vehicle insurance	152-9003432-02	MAPFRE	2,074.65
Vehicle insurance	152-9003432-02	MAPFRE	2,081.86
Vehicle insurance	152-9003432-02	MAPFRE	2,110.49
Vehicle insurance	152-9003432-02	MAPFRE	4,114.79
Vehicle insurance	152-9003432-02	MAPFRE	1,663.38
Vehicle insurance	152-9003432-02	MAPFRE	7,016.23
Vehicle insurance	152-9003432-02	MAPFRE	2,484.08
Vehicle insurance	152-9003432-02	MAPFRE	2,446.29
Vehicle insurance	152-9003432-02	MAPFRE	2,232.26
Vehicle insurance	152-9003432-02	MAPFRE	2,447.21
Vehicle insurance	152-9003432-02	MAPFRE	466.44
Vehicle insurance	152-9003432-02	MAPFRE	1,766.79
All operating risks - Cereals	400310	ZURICH Pilot PO	358,182.68
All operating risks - Feeders	577382	QBE Pilot PO	162,779.99
Liability insurance - Cereals	49125	CHUBB Pilot PO	94,851.46
Liability insurance - Feeders	49124	CHUBB Pilot PO	69,742.94
Customs cell bond	128513	ASEGURADORA DE CREDITOS Y GARA	1,338.35
Group personal accident insurance	1529827	LA MERIDIONAL CIA.ARG. DE SEG.	680.67
Directors’ personal accident insurance	1523212	LA MERIDIONAL CIA.ARG. DE SEG.	604.46
Technical insurance	5000-0708583-02	CAJA DE SEGUROS S.A.	14,380.43
Technical insurance	5000-0708583-02 End 1	CAJA DE SEGUROS S.A.	9,998.47
		Total excluding VAT	821,315.48

Annex VI — List of Transferred Personnel

Last Names	First and Second Names	DNI [National ID No.]
ABAZ	YAMILA	29931272
ACOSTA	ABEL	24971383
ACTIS	DAMIAN	32596433
AGUIRRE	ADRIAN EDUARDO	32873772
ALEGRE	RODOLFO ADRIAN	25691302
ALMAZAN	JUAN C.	22534442
ANTELO	MELINA ELIZABETH	26275835
ARCE	ARIEL	25355833

ARCE	HECTOR JAVIER	29602450
ATTORRESI	LUCAS	35141372
AZULA	VALERIA	29320831
BARBERO	GUSTAVO	27268485
BECKER	DIEGO	24152077
BENITEZ	ERIC BRIAN YAIR	35559322
BENITEZ	GUSTAVO MANUEL	31410929
BUSTOS	RUBEN ADRIAN	35665908
CABRAL	RUBEN	13543396
CAMEJO	DANIEL	39685498
CANDAL	ALEJANDRO JAVIER	28716603
CARBONE	CARLOS	14559359
CARRILLO	LUCIANO	33849744
CARRIZO	DAVID ALBERTO	26906279
CASAS	GONZALOJOSE	30349725
CASTAAO	AGUSTIN	35666112
CASTELO	GONZALO	22244944
CHURRUARIN	ANGELA VALERIA	29286649
CLAUS	GISELA SOLEDAD	29668421
CLAUSER	NICOLAS SALVADOR	33397513
CORONEL	MARIA LUCIANA	28716928
CORREA	CRISTIAN RICARDO	26494814
CROZZA	MONICA	25445955
DA SILVA	JULIO ARGENTINO	28609171
DESAN	JOAQUIN RUBEN	20343085
DEDEK	EDUARDO ENRIQUE	24265623
DEROSIVICH	ARIEL	35405593
DIAZ	ARIEL HUGO	23775336
DIAZ	PAULA JULIETA	23647089
DOVALE	ALEJANDRO DAMIAN	29286456
DUCKART	ANTONIO JONATAN	36599412
EMERI	MARIO	20343010
ERBES	ERIKA	31399088
ESQUITIN	JONATAN DAVID	39285766
ESQUIVEL	HECTOR HERNAN	24247799
FAJARDO	AGUSTIN	27743083
FAJARDO	ALEJANDRO	17743956
FERNANDEZ	CESAR MAXIMILIANO	26494870
FERNANDEZ i	GASTON	22991882
FIORITO	MIGUEL ERNANI	28716766
FRANCHI	GERMAN MAX1MILIANO	32952992
GANBINI	MATIAS	30869336
GHIGLIONE	URIEL ANDRES	25943912
GIRARD	GERARDO DANIEL	92452457
GODOY	GERARDO	38297032
GOMEZ ARRIETA	RENE OSCAR	32018516
GONZALEZ	DIEGO ALEJANDRO	36493722
GONZALEZ	ROBERTO	24026200
GONZALEZ MEDEZ	LUCAS MARTIN	32769543

GRAMAJO	JOSE MARIA	22137209
GRENDELMEIER	AUGUSTO WALTER OSCAR	31709923
GUERRERO	FLAVIO	21499348
GUIDI	PABLO MAXIMILIANO	32018474
HERCEG	WALTER	22144784
KARABIN	ROXANA	30044388
KOHLER	FLORINDO FEDERICO	35731172
KROGER	CELESTE	27743062
LAZZARI	FACUNDO OSCAR	29805249
LOBATO	NATALIA	27215366
LOPEZ	HECTOR	11166692
LOPEZ	MARIA	23338766
LOSER	MARTIN	24438076
LUMBRERA	EMMANUEL	33057665
LUQUEZ	JOSIAS YAIR	35715671
MAGEN	MAURICIO EZEQUIEL	28942231
MANNARA	PABLO	36598679
MANOUKIAN	ROMINA ANTONELLA	33774983
MARTINEZ	DIEGO JAVIER	27739685
MARTINEZ	GERARDO	32252306
MARTINEZ	MARCELO MAXIMILIANO	37866186
MARTINEZ	MAXIMILIANO	31749781
MEDINA	GERMAN	32468359
MEDINA	LUCIANO DONATO	32018550
MELO	LEANDRO OMAR	30869382
MENDOZA	CRISTIAN	29602595
MERCURI	DAMIAN EZEQUIEL	31281739
MIAO	ERNESTO	23146349
MORATINOS	SEBASTIAN	24652556
MOREL	GUILLERMO	26624608
MORGAN	RUBEN	17107273
MOSTEIRO	JORGE MIGUEL	20490671
NITSCHE	DAVID	29556738
NIZ	YAMIL GERMAN IGNACIO	34546794
OBERTI GAITE	AGUSTIN MATIAS	34109637
PAGNANELLI	EZEQUIEL	27743247
PEDERNERA	SABRINA	28098951
PEIRANO	SAULEMANUEL	31912800
PEREZ	DANIEL ALBERTO	27635237
PEREZ TREVESET	PABLO	27787908
PILLWEIN	WALTER	22581958
PINTO	MARTIN	24247587
PIAEYRO	LUCAS RICARDO	35065968
PIAON	HERNAN JEREMIAS	34174046
POSADA	CRISTIAN	23673205
RAMIREZ	GERARDO RAFAEL	28542621
RAMIREZ	JUAN CARLOS	28063946
RAMOS	NATALIA GABRIELA	25250088
REGINI	JUAN DOMINGO	24099675

RICO GOMEZ	ANDRES OSVALDO	31283840
RODRIGUEZ	FEDERICO NICOLAS	35120433
RODRIGUEZ	MARIO RUBEN	35981732
ROJAS	LUIS HERNAN	33849770
ROLDAN	MATIAS	30418574
ROMERO	JOSE PABLO	23908061
ROMERO	YANINA SOLEDAD	29167773
SAAVEDRA CELSO	DANIEL	23109319
SANCHEZ	CRISTIAN	27264925
SANCHEZ	LEANDRA	25694598
SANTA	CRUZ PABLO	30350014
SCIBONA	ANTONELA	31039865
SENA	JUAN MIGUEL	33651709
SOUSA	GEORGINA	27264754
SPIRITO	JUAN EMMANUEL	32953352
STIVANELLO	ROCIO CRISTINA	32269843
SUAREZ	JUAN JORGE	13420280
TAVELLA	GUILLERMO HORACIO	16304544
TEJERINA	SANTIAGO	92453799
TERESZCZUK	ALEJANDRO	24916948
TIZION	OSCAR	18477754
TOMASSI	DAVID ROBERTO	25355231
TORRES	ADRIAN LUJAN JESUS	32713650
TORRES	ANDRES EDUARDO	30418759
TORRES FERNANDEZ	NESTOR	93729814
TROYA	JUAN	26624438
TUNIK	PABLO HERNAN	25024162
VALDEZ	ANDRES	26268166
VALDEZ	MAYRA GISELLE	35666452
VALDIVIA	JAVIER EDUARDO	24938179
VELAZQUEZ	JAVIER GONZALO	33365356
VERON	MATIAS RUBEN	37675506
VERON	NARCISO ALBERTO	35666131
VILLALBA	OSCAR ALEXIS	30966567
VIVIANI	FATIMA DANIELA	32722427
VURGOS	FEDERICO	36851796
ZABALA	MARCELO ADRIAN	22739886
ZABEL	FEDERICO LUIS	24561099
ZAMORA	NICOLAS	27111310

Annex VII — Employment Contract Assignment Model

This Employment Contract Assignment is executed by and between [blank], hereinafter referred to as THE ASSIGNOR, represented herein by Mr. [blank], with DNI [National ID Document] No. [blank], establishing its registered address for this purpose at [blank] in the city of [blank], as party of the first part; and [blank] hereinafter referred to as THE ASSIGNEE, represented herein by Mr.

[blank], with DNI No. [blank], establishing its registered address for this purpose at [blank] in the city of [blank], and Mr. [blank], with DNI No. [blank], with residential address at [blank], in the city of [blank], hereinafter referred to as THE ASSIGNED, entirely under the terms of Section 229 of Law 20,744 and its amendments, and shall be subject to the following clauses:

ONE: THE ASSIGNOR hereby assigns to THE ASSIGNEE, free of charge, the Employment Contract that it entered into in its capacity as an employer with THE ASSIGNED as of [blank]. THE ASSIGNED shall work as [blank] as of the month of [blank], [blank] and shall earn a salary of $[blank], under the following category and according to the following professional qualification:

Category: [blank]

Professional Qualification: [blank]

Observations: [blank]

TWO: THE ASSIGNEE expressly accepts the Assignment of Mr. [blank]’s Employment Contract as of the month of [blank], [blank] for an indefinite time period.

THREE: THE ASSIGNEE undertakes by this assignment to acknowledge the seniority of THE ASSIGNED under his contractual employment relationship with THE ASSIGNOR and pursuant to Clause ONE, as well as the rights granted thereunder, and shall assume its responsibilities as an employer under applicable labor regulations, as of the execution of this instrument.

FOUR: Mr. [blank], employee of THE ASSIGNOR, hereby expressly states its full agreement with the Assignment of its Employment Contract to THE ASSIGNEE, so that as of the execution hereof, the latter shall have all of the rights, duties and guarantees established by the Employment Contract Law and must meet all the obligations it has assumed with respect to THE ASSIGNOR.

FIVE: This agreement shall become effective as of [blank] [blank], [blank] ([blank]/[blank]/[blank])

In witness whereof, the parties have signed three identical counterparts, in [blank], on [blank] [blank], [blank].

THE ASSIGNOR [blank]

THE ASSIGNED [blank]

THE ASSIGNEE [blank]

Annex VIII — Copy of the Bank Agreement Executed by and between MOLCA and DEG, the Debt of Which Is Assumed by MC in Payment of the Agreed Price

[There is a page in English.]

[There is an illegible signature on the bottom margin of each page of the original document.]

I DO HEREBY CERTIFY THAT THE FOREGOING IS, TO THE BEST OF MY KNOWLEDGE, A TRUE AND ACCURATE TRANSLATION INTO ENGLISH (60 PAGES) OF THE DOCUMENT WRITTEN IN SPANISH

ATTACHED HERETO AND TO WHICH I REFER. IN WITNESS THEREOF I SIGN AND SEAL THIS DOCUMENT IN THE CITY OF BUENOS AIRES, ARGENTINA, ON THE 1stDAY OF THE MONTH OF MAY OF 2017.

POR EL PRESENTE CERTIFICO Y DOY FE QUE LA QUE ANTECEDE ES A MI MEJOR SABER Y ENTENDER, UNA TRADUCCIÓN FIEL AL INGLÉS (60 PÁGINAS) DEL DOCUMENTO ADJUNTO REDACTADO EN ESPAÑOL, QUE HE TENIDO A LA VISTA Y AL CUAL ME REMITO. Y PARA QUE CONSTE, FIRMO Y SELLO EN LA CIUDAD AUTÓNOMA DE BUENOS AIRES, ARGENTINA, AL 1er DÍA DEL MES DE MAYO DE 2017.